                                                                 Exhibit 10.1


       ---------------------------------------------------------------



                             BARNES & NOBLE, INC.

                                     and

                            SUBSIDIARY GUARANTORS

                        -----------------------------

                    AMENDED AND RESTATED CREDIT AGREEMENT

                        Dated as of November 18, 1997

                        ------------------------------

                                 $850,000,000
                        ------------------------------


                          THE CHASE MANHATTAN BANK,
                           as Administrative Agent

                            CHASE SECURITIES INC.,
                                 As Arranger

                                  CIBC INC.,
                     as Syndication Agent and Co-Arranger
                                     and

                       ING (U.S.) CAPITAL CORPORATION,
                    as Documentation Agent and Co-Arranger


       ---------------------------------------------------------------

                                                                   Exhibit 10.1

                              TABLE OF CONTENTS

         This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.


                                                                                                                Page

Section 1.  Definitions and Accounting Matters..................................................................-1-
         1.01  Certain Defined Terms............................................................................-1-
         1.02  Accounting Terms and Determinations.............................................................-17-
         1.03  Types...........................................................................................-18-

Section 2.  Commitments, Loans, Notes and Prepayments..........................................................-18-
         2.01  Loans...........................................................................................-18-
         2.02  Borrowings of Loans.............................................................................-18-
         2.03  Letters of Credit...............................................................................-19-
         2.04  Changes of Commitments..........................................................................-23-
         2.05  Commitment Fees; Excess Usage Fee...............................................................-23-
         2.06  Lending Offices.................................................................................-23-
         2.07  Several Obligations; Remedies Independent.......................................................-24-
         2.08  Notes...........................................................................................-24-
         2.09  Optional Prepayments and Conversions or Continuations of Loans..................................-24-
         2.10  Mandatory Prepayments...........................................................................-25-

Section 3.  Payments of Principal and Interest.................................................................-25-
         3.01  Repayment of Loans..............................................................................-25-
         3.02  Interest........................................................................................-25-

Section 4.  Payments; Pro Rata Treatment; Computations; Etc....................................................-26-
         4.01  Payments........................................................................................-26-
         4.02  Pro Rata Treatment..............................................................................-27-
         4.03  Computations....................................................................................-27-
         4.04  Minimum Amounts.................................................................................-27-
         4.05  Certain Notices.................................................................................-28-
         4.06  Non-Receipt of Funds by the Administrative Agent................................................-28-
         4.07  Sharing of Payments, Etc........................................................................-29-

Section 5.  Yield Protection, Etc..............................................................................-30-
         5.01  Additional Costs................................................................................-30-
         5.02  Limitation on Types of Loans....................................................................-32-
         5.03  Illegality......................................................................................-32-
         5.04  Treatment of Affected Loans.....................................................................-32-
         5.05  Compensation....................................................................................-33-
         5.06  Additional Costs in Respect of Letters of Credit................................................-34-

         5.07  U.S. Taxes......................................................................................-34-
         5.08  Replacement of Certain Lenders..................................................................-35-
         5.09  Consistent Treatment............................................................................-35-

Section 6.  Guarantee..........................................................................................-35-
         6.01  Guarantee.......................................................................................-35-
         6.02  Obligations Unconditional.......................................................................-36-


                                                                                                     Exhibit 10.1

         6.03  Reinstatement...................................................................................-36-
         6.04  Subrogation.....................................................................................-37-
         6.05  Remedies........................................................................................-37-
         6.06  Continuing Guarantee............................................................................-37-
         6.07  Rights of Contribution..........................................................................-37-
         6.08  Limitation on Guarantee Obligations.............................................................-37-
         6.09  Release of Guarantors...........................................................................-37-

Section 7.  Conditions Precedent...............................................................................-38-
         7.01  Initial Extension of Credit.....................................................................-38-
         7.02  Initial and Subsequent Extensions of Credit.....................................................-39-

Section 8.  Representations and Warranties.....................................................................-40-
         8.01  Corporate Existence.............................................................................-40-
         8.02  Financial Condition.............................................................................-40-
         8.03  Litigation......................................................................................-40-
         8.04  No Breach.......................................................................................-40-
         8.05  Action..........................................................................................-41-
         8.06  Approvals.......................................................................................-41-
         8.07  Use of Credit...................................................................................-41-
         8.08  ERISA...........................................................................................-41-
         8.09  Taxes...........................................................................................-41-
         8.10  Investment Company Act..........................................................................-41-
         8.11  Public Utility Holding Company Act..............................................................-41-
         8.12  Material Agreements and Liens...................................................................-41-
         8.13  Environmental Matters...........................................................................-42-
         8.14  Capitalization..................................................................................-42-
         8.15  Subsidiaries, Etc...............................................................................-42-
         8.16  True and Complete Disclosure....................................................................-43-

Section 9.  Covenants of the Company...........................................................................-43-
         9.01  Financial Statements; Information; Etc..........................................................-43-
         9.02  Litigation......................................................................................-45-
         9.03  Existence, Etc..................................................................................-45-
         9.04  Insurance.......................................................................................-46-
         9.05  Prohibition of Fundamental Changes..............................................................-46-

         9.06  Limitation on Liens.............................................................................-47-
         9.07  Indebtedness....................................................................................-48-
         9.08  Investments.....................................................................................-48-
         9.09  Dividend Payments...............................................................................-49-
         9.10  Financial Covenants.............................................................................-50-
         9.11  Capital Expenditures; Sale Lease-backs; Etc.....................................................-52-
         9.12  Subordinated Indebtedness.......................................................................-53-
         9.13  Lines of Business...............................................................................-53-
         9.14  Transactions with Affiliates....................................................................-53-
         9.15  Use of Proceeds.................................................................................-53-
         9.16  Certain Obligations Respecting Subsidiaries.....................................................-54-
         9.17  Additional Subsidiary Guarantors................................................................-54-
         9.18  Modifications of Certain Documents..............................................................-54-
         9.19  Sales of Accounts...............................................................................-54-
         9.20  Release of Collateral...........................................................................-55-

                                                                                                       Exhibit 10.1

Section 10.  Events of Default.................................................................................-55-

Section 11.  The Administrative Agent..........................................................................-57-
         11.01  Appointment, Powers and Immunities.............................................................-57-
         11.02  Reliance by Administrative Agent...............................................................-57-
         11.03  Defaults.......................................................................................-58-
         11.04  Rights as a Lender.............................................................................-58-
         11.05  Indemnification................................................................................-58-
         11.06  Non-Reliance on Administrative Agent and Other Lenders.........................................-58-
         11.07  Failure to Act.................................................................................-59-
         11.08  Resignation or Removal of Administrative Agent.................................................-59-
         11.09  Agency Fee.....................................................................................-59-
         11.10  Consents under Basic Documents.................................................................-59-

Section 12.  Miscellaneous.....................................................................................-59-
         12.01  Waiver.........................................................................................-59-
         12.02  Notices........................................................................................-60-
         12.03  Expenses, Etc..................................................................................-60-
         12.04  Amendments, Etc................................................................................-61-
         12.05  Successors and Assigns.........................................................................-61-
         12.06  Assignments and Participations.................................................................-61-
         12.07  Survival.......................................................................................-63-
         12.08  Captions.......................................................................................-63-
         12.09  Counterparts...................................................................................-63-
         12.10  Governing Law; Submission to Jurisdiction......................................................-63-
         12.11  Waiver of Jury Trial...........................................................................-63-
         12.12  Complete Agreement.............................................................................-63-

         12.13  Confidentiality................................................................................-64-

SCHEDULE I             -       Material Agreements and Liens
SCHEDULE II            -       Subsidiaries and Investments

EXHIBIT A-1            -       Form of Revolving Credit Note
EXHIBIT A-2            -       Form of Swingline Note
EXHIBIT B-1            -       Form of Existing Security Agreement
EXHIBIT B-2            -       Form of Amendment to Security Agreement
EXHIBIT C              -       Form of Opinion of Counsel to the Obligors
EXHIBIT D              -       Form of Opinion of Special New York Counsel to Chase, CIBC and ING
EXHIBIT E              -       Form of Compliance Certificate


                                                                  Exhibit 10.1


         AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 18, 1997, among: BARNES & NOBLE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors and assigns, the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each such Subsidiary and each other Subsidiary of the Company that becomes a "Subsidiary Guarantor" pursuant to Section
9.17 hereof, together with its successors and assigns, but excluding any Released Guarantors, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders named under the caption "Lenders" on the signature pages hereof (together with its successors and assigns, individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN BANK, in its capacity as Swingline Bank under Section 2.01(b) hereof (in such capacity, together with its successors in such capacity, the "Swingline Bank"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         The Company and the Subsidiary Guarantors are engaged as an integrated group in the business of distributing and selling books and related products, and in related or complementary businesses, and in furnishing the required supplies, services, equipment, credit and other facilities for such integrated operation. This integrated operation requires financing on such a basis that credit supplied to the Company be made available from time to time to the Subsidiary Guarantors, as required for the continued successful operation of the Obligors, separately, and the integrated operation of the Obligors as a whole. In that connection, the Obligors, certain of the Lenders and the Administrative Agent entered into a Credit Agreement dated as of March 28, 1996 (the "Existing Credit Agreement") pursuant to which said Lenders agreed to extend credit to the Company in an aggregate amount not exceeding $550,000,000. The Obligors have requested that the Lenders increase the aggregate Commitments to extend credit to the Company (all or a substantial portion of which will be made available by the Company to the Subsidiary Guarantors) to an aggregate principal amount not exceeding $850,000,000 to refinance certain existing indebtedness of the Obligors, including all of the obligations under the existing Credit Agreement, to enable certain acquisitions and capital expenditures by the Obligors, for working capital and for other corporate purposes.

         To induce the Lenders to extend such credit, the Obligors desire to enter into this Agreement, which will amend and restate the Existing Credit Agreement in all respects, and pursuant to which the Lenders will make loans to and issue or participate in letters of credit for account of the Company, the Swingline Bank will make loans to the Company, each Subsidiary Guarantor will guarantee the credit so extended to the Company and each of the Obligors will agree to execute and deliver security agreements providing for security interests and liens to be granted by the Obligors on certain of their respective Properties as collateral security for the obligations of the Obligors to the Lenders, the Swingline Bank and the Administrative Agent hereunder. Each Obligor expects to derive benefit, directly or indirectly, from the credit so extended to the Company, both in its separate capacity and as a member of the integrated group, because the successful operation of each Obligor is dependent on the continued successful performance of the functions of the integrated group as a whole.

         Accordingly, the parties hereto agree as follows:


         Section 1.  Definitions and Accounting Matters

         1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "Affiliate" shall mean, as to any specified Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such specified Person and, if such other Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person

                                                             Exhibit 10.1

who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate of the Company or any of its Subsidiaries solely by reason of such individual being a director, officer or employee of the Company or any of its Subsidiaries, (b) the Company and its Wholly Owned Subsidiaries (other than Unrestricted Subsidiaries) shall not be Affiliates of each other and (c) neither the Administrative Agent, the Swingline Bank nor any Lender shall be an Affiliate of the Company or any of its Subsidiaries.

         "Applicable Commitment Fee Percentage" shall mean a percentage per annum calculated by reference to the Fixed Charge Ratio as at the last day of the most recently ended four consecutive fiscal quarters of the Company (a "Testing Date"), which if such Fixed Charge Ratio shall fall within any of the ranges set forth in the Schedule A below, then the

"Applicable Commitment Fee Percentage" shall be the respective percentage per annum set forth opposite such range in Schedule A below, during the period commencing on the Fee Change Date for such Testing Date to but not including the Fee Change Date for the next succeeding Testing Date (except that notwithstanding the foregoing, (i) during any period prior to the first Fee Change Date after the date hereof, the Applicable Commitment Fee Percentage shall be 0.175% per annum and (ii) the Applicable Commitment Fee Percentage shall not, as a consequence of the rate changes herein provided, be so changed to less than 0.175% per annum for any period during which any Event of Default shall have occurred and be continuing):


                                SCHEDULE A

                      Fixed Charge                             Applicable Commitment Fee Percentage (% p.a.)
                      Ratio Range

    greater than or equal to 1.75 to 1                                        .125% per annum

    less than 1.75 to 1, but greater than or equal to 1.55                    .150% per annum
    to 1

    less than 1.55 to 1, but greater than or equal to 1.35                    .175% per annum
    to 1

    less than 1.35 to 1, but greater than or equal to 1.30                    .200% per annum
    to 1

    less than 1.30 to 1                                                       .250% per annum


For purposes of this definition, "Fee Change Date" shall mean, for any Testing Date, the earlier of (i) five Business Days after the Administrative Agent receives the Company's financial statements pursuant to Section 9.01(a) or 9.01(b) hereof for such Testing Date (except that for any Testing Date that is a fiscal year end, for purposes of determining the Applicable Commitment Fee Percentage, the Company may deliver a statement setting forth a calculation of the Fixed Charge Ratio for such fiscal year, certified by the treasurer or a senior financial officer of the Company (and the Applicable Commitment Fee Percentage shall be adjusted accordingly in the event that the Fixed Charge Ratio as set forth in any such statement differs from the Fixed Charge Ratio calculated based on the applicable audited financial statements for such fiscal year)) and (ii) five Business Days after the date on which such financial statements are required to be delivered pursuant to such Section.

                                                              Exhibit 10.1

         "Applicable Lending Office" shall mean (a) for each Lender and for each Revolving Credit Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Revolving Credit Loan, on the signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which its Revolving Credit Loans are to be made and maintained and (b) for the Swingline Bank, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for Swingline Loans on the signature pages hereof or such other office located in the City of New York of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which Swingline Loans are to be made and maintained.

         "Applicable Margin" shall mean, for each Type of Loan, a percentage per annum calculated by reference to the Fixed Charge Ratio as at the last day of the most recently ended four consecutive fiscal quarters of the Company (a "Testing Date"), which if such Fixed Charge Ratio shall fall within any of the ranges set forth in the Schedule A below, then the "Applicable Margin" for each Type of Loan shall be the respective percentage per annum set forth opposite such range in Schedule A below, during the period commencing on the Margin Change Date for such Testing Date to but not including the Margin Change Date for the next succeeding Testing Date (except that notwithstanding the foregoing, (i) during any period prior to the first Margin Change Date occurring after the date hereof, the Applicable Margin in the case of Base Rate Loans shall be zero and the Applicable Margin in the case of Eurodollar Loans shall be 0.625% per annum and (ii) the Applicable Margin for any Loan shall not, as a consequence of the rate changes herein provided, be so changed to less than, in the case of Base Rate Loans, zero and, in the case of Eurodollar Loans, 0.625% per annum for any period during which any Event of Default shall have occurred and be continuing:

                                SCHEDULE A

                     Fixed Charge                                      Applicable Margin (% p.a.)
                      Ratio Range
                                                                Base Rate Loans             Eurodollar Loans

    greater than or equal to 1.75 to 1                                   0% per annum             .375% per annum

    less than 1.75 to 1, but greater than or equal to                    0% per annum             .500% per annum
    1.55 to 1

    less than 1.55 to 1, but greater than or equal to
    1.35 to 1                                                            0% per annum             .625% per annum


    less than 1.35 to 1, but greater than or equal to                    0% per annum             .750% per annum
    1.30 to 1

    less than 1.30 to 1                                                  0% per annum             .875% per annum


For purposes of this definition, "Margin Change Date" shall mean, for any Testing Date, the earlier of (i) five Business Days after the Administrative Agent receives the Company's financial statements pursuant to Section 9.01(a) or 9.01(b) hereof for such Testing Date (except that for any Testing Date that is a fiscal year end, for purposes of determining the Applicable Margin, the Company may deliver a statement setting forth a calculation of the Fixed Charge Ratio for such fiscal year, certified by the treasurer or a senior financial officer of the Company (and the Applicable Margin shall be adjusted accordingly in the event that the Fixed Charge Ratio as set forth in any such statement differs from the Fixed Charge Ratio calculated based on the applicable audited financial statements for such fiscal year)) and (ii) five Business Days after the date on which such financial statements are required to be delivered pursuant to such Section.

                                                                 Exhibit 10.1

         "Applicable Percentage" shall mean, at any time that the Company is Investment Grade, 50%, and, at any other time, 75%.

         "B. Dalton" shall mean B. Dalton Bookseller, Inc., a Minnesota corporation.

         "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978, as amended from time to time.

         "Base Rate" shall mean, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and
(b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

         "Basic Documents" shall mean, collectively, this Agreement, the Notes, the Letter of Credit Documents and the Security Documents.

         "Business Day" shall mean (a) any day on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a

Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, any day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Capital Expenditures" shall mean, for any period, expenditures made by the Company or any of its Consolidated Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP, other than Specified Capital
Expenditures.

         "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Change of Control" shall mean the occurrence of any of the following:

                  (a) a majority of the members of the Board of Directors of the Company no longer being composed of: (i) individuals who are members of said Board on the date hereof, (ii) individuals whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board or (iii) individuals whose election or nomination to said Board was approved by individuals referred to in clauses (i) and
         (ii) above constituting at the time of such election or nomination at least a majority of said Board; or

                  (b) any Unrelated Person or any two or more Unrelated Persons that are deemed to be a "person" under Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, acquiring, directly or indirectly, effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of more than 25% of the outstanding Voting Shares.

         "Chase" shall mean The Chase Manhattan Bank, or any successor thereto.

         "CIBC" shall mean CIBC Inc. and its affiliates.

                                                                 Exhibit 10.1

         "Closing Date" shall mean the date, no later than November 28, 1997, on which the conditions precedent specified in Section 7 hereof have been satisfied and on which the initial extensions of credit hereunder are made.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall have the meaning assigned to such term in
Section 3 of the Security Agreement.

         "Collateral Account" shall have the meaning assigned to such term in Section 4.01 of the Security Agreement.

         "College" shall mean Barnes & Noble College Bookstores, Inc., a New York corporation.

         "Commitments" shall mean the Revolving Credit Commitments and the Swingline Commitment.

         "Consolidated Subsidiary" shall mean, for any Person, each Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

         "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.09 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.09 hereof of one Type of Revolving Credit Loans into another Type of Revolving Credit Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Revolving Credit Loan from one Applicable Lending Office to another.

         "Debt Service" shall mean, for any period, the sum for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the following: (a) all Interest Expense for such period plus (b) all payments of principal of Indebtedness (including, without limitation, the principal component of any payments in respect of Capital Lease Obligations, but excluding payments in respect of (i) the Revolving Credit Loans and Swingline Loans, (ii) Reimbursement Obligations, (iii) Indebtedness incurred pursuant to Section 9.07(i) hereof, (iv) loans outstanding under the Existing Credit Agreement and (v) any redemption of the Outstanding Subordinated Notes) scheduled to be made during such period plus (c) all Capital Expenditures during such period.

         "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

         "Disposition" shall mean any sale, assignment, transfer or other disposition of any Property other than cash (whether now owned or hereafter acquired) by the Company or any of its Subsidiaries (other than an Unrestricted Subsidiary or a Released Guarantor) to any Person

excluding (a) any sale, assignment, transfer or other disposition of any Property sold or disposed of in the ordinary course of business and on ordinary business terms, (b) any sale, assignment or transfer from one Wholly Owned Subsidiary of the Company to another Wholly Owned Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) of the Company, (c) any Dividend Payment or Investment permitted under this Agreement, (d) any sale, assignment, transfer or other disposition of any Project and (e) any Disposition made pursuant to Section 9.05(d)(v) hereof.

         "Dividend Payment" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Company or of any warrants,

                                                                 Exhibit 10.1

options or other rights to acquire the same, but excluding dividends payable solely in shares of common stock of the Company.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "EBITDA" shall mean, for any period, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis, without duplication, in accordance with GAAP), of the following: (a) net income (calculated before income taxes, the LIFO Charge, any fees or premiums paid and attributable to the redemption of the Outstanding Subordinated Notes and any write-off of deferred financing fees) for such period, plus (b) the aggregate amount of depreciation, amortization and taxes for such period, plus (c) Interest Expense for such period, plus
(d) any accretion expense with respect to any Equity Rights of the Company and its Consolidated Subsidiaries for such period, plus (e) all non-cash charges taken during such period (including, without limitation, pursuant to Statements No. 13 and 121 of the Financial Standards Accounting Board), plus (f) net proceeds to the Company and its Consolidated Subsidiaries during such period upon exercise of any Equity Rights issued to directors, officers or employees of the Company or any of its Subsidiaries, plus (g) any loss (or minus any income) attributable to equity in Affiliates (other than Unrestricted Subsidiaries) of the Company or any of its Consolidated Subsidiaries for such period, minus
(h) all extraordinary non-cash gains for such period.

         "EBITDAR" shall mean, for any period, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis, without duplication, in accordance with GAAP), of the following: (a) EBITDA for such period plus (b) Rental Payments for such period.


         "Eligible Assignee" shall mean (i) any commercial bank or other financial institution organized under the laws of the United States of America or any state thereof with assets of at least $5,000,000,000 and
(ii) any commercial bank or other financial institution organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development, or any political subdivision thereof, with assets of at least $5,000,000,000 (or the equivalent in other currencies), combined capital and surplus of at least $1,000,000,000 (or the equivalent in other currencies) and a branch, office or agency located in the United States of America.

         "Environmental Claim" shall mean, with respect to any Person, any written or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from
(a) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, by such Person of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to the environment.

         "Environmental Laws" shall mean any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or toxic or hazardous substances or wastes.

         "Equity Financed" shall mean, in respect of Capital Expenditures or Investments, any Capital Expenditures or Investments to the extent that:

                                                              Exhibit 10.1

                  (a) they are financed with the proceeds of an Equity Issuance that occurred not more than 12 months prior to the date on which such Capital Expenditures or Investments (as the case may be) were made, and

                  (b) the aggregate amount of all such Capital
         Expenditures and Investments financed with the proceeds of any single Equity Issuance does not exceed $35,000,000.

         "Equity Issuance" shall mean (a) any issuance or sale by the Company after the date of this Agreement of (i) any capital stock of the Company (including Preferred Stock but excluding any capital stock of the Company issued upon the exercise of the warrants or the options referred to in the parenthetical in clause (ii) below or upon the conversion of any Preferred Stock), (ii) any warrants or options exercisable in respect of capital stock of the Company (other than warrants or options issued to directors, officers or employees of the Company or any of its Subsidiaries) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Company or (b) the receipt by the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries or Released Guarantors) after the date of this Agreement of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (x) any such issuance or sale by any Subsidiary of the Company to the Company or any Wholly Owned Subsidiary (other than an Unrestricted Subsidiary) of the Company or (y) any capital contribution by the Company or any Wholly Owned Subsidiary (other than an Unrestricted Subsidiary) of the Company to any Subsidiary (other than an Unrestricted Subsidiary) of the Company.

         "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (a) described in
Section 414(b) or (c) of the Code of which the Company is a member and
(b) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under
Section 302(f) of ERISA and Section 412(n) of the Code, described in
Section 414(m) or (o) of the Code of which the Company is a member.

         "Eurodollar Loans" shall mean Revolving Credit Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Rate" in this Section 1.01.

         "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period therefor, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/100 of 1%), as determined by the Administrative

Agent, of the rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the respective Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by the respective Reference Banks to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by such Reference Bank for such Interest Period. If any Reference Bank (or a Wholly Owned Subsidiary thereof) is not participating in any Eurodollar Loan during any Interest Period therefor, the Eurodollar Rate for such Revolving Credit Loan for such Interest Period shall be determined by reference to the amount of the Revolving Credit Loan that such Reference Bank would have made or had outstanding had it been participating in such Revolving Credit Loan during such Interest Period. If any Reference Bank does not furnish the Administrative Agent with a quote for purposes of determining the Eurodollar Rate for any Revolving Credit Loan for any Interest Period therefor, the Eurodollar Rate

                                                               Exhibit 10.1

for such Interest Period shall be determined by reference to the quote(s) of the other Reference Bank(s).

         "Event of Default" shall have the meaning assigned to such term in Section 10 hereof.

         "Excess Cash Flow" shall mean, for any period, the excess of (i) the sum of (x) EBITDA for such period , plus (y) non-cash deferred tax charges incurred for such period, over (ii) the sum of the following (without duplication):

                  (a) Capital Expenditures (other than Equity Financed Capital Expenditures) made during such period to the extent permitted by Section 9.11 hereof, plus

                  (b) the aggregate amount (without duplication) of Investments made by the Company and its Subsidiaries in cash during such period (other than Equity Financed Investments) that either (x) consist of equity interests or (y) constitute acquisitions of the capital stock or assets of other companies (for which purpose the amount of the Investment shall include the amount of the consideration therefor together with the amount of any liabilities assumed), plus

                  (c) increases (or minus decreases) in working capital (determined in accordance with GAAP) of the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) for such fiscal year (excluding, for this purpose,
         (x) the current portion of any long-term Indebtedness, (y) any short-term Indebtedness and (z) all cash and cash equivalents), plus


                  (d) increases in long-term assets (or minus increases in long-term liabilities) of the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) for such period, excluding (i) losses or income attributable to equity interests in Affiliates, (ii) deferred financing fees capitalized as long-term assets (determined in accordance with GAAP), and (iii) the aggregate principal amount of any outstanding Loans, plus

                  (e) all cash principal of and interest on Indebtedness of the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) paid during such period (other than (i) Indebtedness hereunder, (ii) Indebtedness incurred pursuant to Section 9.07(i) hereof, (iii) Indebtedness outstanding under the Existing Credit Agreement and
         (iv) the Outstanding Subordinated Notes), plus

                  (f) all cash income taxes paid by the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) during such period, plus

                  (g) the aggregate amount of all payments made by the Company and its Subsidiaries (other than Unrestricted
         Subsidiaries and Released Guarantors) during such period in respect of Capital Lease Obligations.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate quoted to Chase on such Business Day on such transactions as determined by the Administrative Agent.

         "Fee Letter" shall mean the letter dated October 2, 1997 from Chase to the Company providing for certain fees relating to this Agreement and the transactions contemplated hereby.

                                                               Exhibit 10.1

         "Fixed Charge Ratio" shall mean, as at any date, the ratio of the following:

                  (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date, to


                  (b) the sum of the following:

                           (i) Debt Service for such period, plus

                           (ii) the aggregate amount (without
                  duplication) of Investments in Affiliates for such period that either (x) consist of equity interests or
                  (y) constitute acquisitions of the capital stock or assets of other companies (for which purpose the amount of the Investment shall include the amount of the consideration therefor together with the amount of any liabilities assumed), minus

                           (iii) the following:

                                    (x) for purposes of Section 9.10(a)
                           hereof, (A) Equity Financed Investments made in such period and (B) Equity Financed Capital Expenditures made in such period, and

                                    (y) for purposes of the definition of
                           "Applicable Margin" in this Section 1.01,

                                            (A) Equity Financed
                                    Investments made in such period, but
                                    only to the extent:

                                                     (1) of the excess of
                                            (x) the aggregate amount of
                                            all Equity Financed
                                            Investments made in such
                                            period, together with the
                                            aggregate amount of all
                                            Investments made in such
                                            period in compliance with
                                            Sections 9.08(g) and 9.08(j)
                                            hereof over (y) the maximum
                                            amount of Investments
                                            permitted to be made in such
                                            period pursuant to Sections
                                            9.08(g) and 9.08(j) hereof,
                                            and

                                                     (2) such Equity
                                            Financed Investments are
                                            included in the foregoing
                                            clause (b)(ii), and

                                            (B) Equity Financed Capital
                                    Expenditures made in such period, but
                                    only to the extent of the excess of
                                    (x) the aggregate amount of all
                                    Equity Financed Capital Expenditures

                                    made in such period, together with
                                    the aggregate amount of Capital
                                    Expenditures made in such period in
                                    compliance with Section 9.11(a)
                                    hereof over (y) the maximum amount of
                                    Capital Expenditures permitted to be
                                    made in such period pursuant to
                                    Section 9.11(a) hereof.

         "Funded Debt" shall mean, as at any date, without duplication, the aggregate principal amount of the Loans outstanding on such date plus the outstanding principal amount of the Senior Subordinated Debt on such date plus the aggregate amount of Capital Lease Obligations on such date plus the aggregate amount of any Indebtedness of the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) of the type described in clause (a), (b), (d) or (f) (but only insofar as Indebtedness of the type described in clause (f) constitutes a Guarantee of Indebtedness of the type described in clause
(a), (b) or (d)) of the definition of "Indebtedness" in this Section 1.01 permitted to be outstanding pursuant to Section 9.07 hereof.

                                                                Exhibit 10.1

         "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with
Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

         "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding (i) endorsements for collection or deposit in the ordinary course of business and (ii) Rental Payments made to a lessor in the ordinary course of business so long as there is no obligation to any Person (other than such lessor) that may benefit from, or rely on, such Rental Payments. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

         "Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls, (b) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business (i) so long as such trade accounts payable are payable within 270 days of the date the respective goods are delivered or the respective services are rendered or (ii) with respect to trade accounts payable which are payable beyond 270 days of the date the respective goods are delivered or the respective services are rendered, to the extent that the aggregate amount outstanding of such trade accounts payable at any one time does not exceed $50,000,000; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

         "ING" shall mean ING (U.S.) Capital Corporation and any successor thereto.

         "Interest Coverage Ratio" shall mean, as at any date, the ratio of (a) EBITDAR for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) the sum of Interest Expense for such period plus Rental Payments for such period (to the extent not included in Interest Expense) for such period.

         "Interest Expense" shall mean, for any period, interest expense of the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), excluding any interest income, any write-off or amortization of deferred financing fees and any fees or premiums paid and attributable to the redemption of the Outstanding Subordinated Notes, but including in any event the following: (a) all interest in respect of Indebtedness and all cash dividends in respect of Preferred Stock accrued or capitalized

                                                           Exhibit 10.1

during such period (whether or not actually paid during such period) plus
(b) the net amounts payable (or minus the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period).

         "Interest Period" shall mean, with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or the last day of the next preceding Interest Period in the case of a Continued Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in
Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date; (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

         "Interest Rate Protection Agreement" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

         "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities issued by any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such other Person, but excluding any such advance, loan or extension of credit having a term not exceeding 270 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business) and (without duplication) the entering into of any commitment to deposit funds with, advance or lend funds to or otherwise extend credit to such other Person (other than, in the case of the Company or any Subsidiary of the Company, a Guarantee of Indebtedness or other liabilities of any Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) of the Company); (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person (other than, in the case of the Company or any Subsidiary of the Company, a Guarantee of Indebtedness or other liabilities of any Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) of the Company); or (d) the entering into of any Interest Rate Protection Agreement.

         "Investment Grade" shall mean that the Company's senior unsecured debt obligations are rated Baa3 or higher by Moody's Investors Service, Inc. and BBB- or higher by Standard & Poor's Corporation.

         "Issuing Bank" shall mean Chase, as the Lender that is the issuer of Letters of Credit under Section 2.03 hereof, or any affiliate of Chase designated by Chase to be the "Issuing Bank", together with its successors and assigns in such capacity (provided that the Issuing Bank shall at all times be a Lender or an affiliate of a Lender).
         "Letter of Credit" shall have the meaning assigned to such term in Section 2.03 hereof.

         "Letter of Credit Documents" shall mean, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties

                                                               Exhibit 10.1

concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

         "Letter of Credit Interest" shall mean, for each Lender, such Lender's participation interest (or, in the case of the Issuing Bank, the Issuing Bank's retained interest) in the Issuing Bank's liability under Letters of Credit and such Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

         "Letter of Credit Liability" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn face amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Company at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of

Credit under Section 2.03 hereof, and the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit Liability after giving effect to the acquisition by the Lenders other than the Issuing Bank of their participation interests under said Section 2.03.

         "Leverage Ratio" shall mean, at any time, the ratio of (a) Funded Debt at such time to (b) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such time.

         "License Agreement" shall mean the License Agreement dated as of February 11, 1987 between College and Barnes & Noble Discount Bookstores, Inc. (a predecessor of B. Dalton), as the same shall be modified and supplemented and in effect from time to time.

         "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Basic Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

         "LIFO Charge" shall mean a charge by the Company to its consolidated earnings, before taxes, equal to the before-tax effect on the Company's consolidated earnings as a result of using the last-in first-out accounting method, instead of the first-in first-out accounting method, to calculate its consolidated cost of goods sold, such charge to be determined in accordance with GAAP.

         "Loans" shall mean the Revolving Credit Loans and the Swingline Loans.

         "Majority Lenders" shall mean, at all times, Lenders having at least 51% of the aggregate unpaid principal amount of the Revolving Cedit Loans plus the aggregate amount of all Letter of Credit Liabilities (or, if no Revolving Credit Loans or Letter of Credit Liabilities shall be outstanding, at least 51% of the aggregate amount of the Commitments).

         "Margin Stock" shall mean "margin stock" within the meaning of Regulations G, U and X.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, operations or financial condition of the Company and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under any material provision of the Basic Documents to which it is a party, (c) the validity or enforceability of any of the Basic Documents taken as a whole, (d) the material rights and remedies of the Lenders and the Administrative Agent under any of the Basic Documents or (e) the timely payment of the principal of or interest on the Loans or the Reimbursement Obligations or other amounts payable in connection therewith.

                                                               Exhibit 10.1

         "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Net Available Proceeds" shall mean:

                  (i) in the case of any Disposition made in any fiscal year of the Company, the amount of the Net Cash Payments received in connection with such Disposition to the extent that they, together with the amount of Net Cash Payments received in connection with all other Dispositions made in such fiscal year, exceed $30,000,000; and

                  (ii) in the case of any Equity Issuance, the aggregate amount of all cash received by the Obligors in respect of such Equity Issuance net of reasonable expenses incurred by the Company and its Subsidiaries (other than Unrestricted
         Subsidiaries) in connection therewith.

         "Net Cash Payments" shall mean, with respect to any Disposition, the aggregate amount of all cash payments received by the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within 20 months of the date of such Disposition), (b) Net Cash Payments shall be net of any repayments by the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) of Indebtedness (other than Indebtedness created in anticipation of such Disposition) to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property and (c) Net Cash Payments shall not include any Sale Lease-back Proceeds.

         "Notes" shall mean the Revolving Credit Notes and the Swingline Note.

         "Outstanding Subordinated Notes" shall mean the Indebtedness of the Company in respect of the 11-7/8% Senior Subordinated Notes of the Company due January 15, 2003, issued under an Amended and Restated Indenture dated as of July 23, 1993 between the Company and United States

Trust Company of New York, as Trustee.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Investments" shall mean: (a) direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, in each case, maturing within 360 days of the date of acquisition thereof, (b) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits aggregating in excess of $300,000,000 and whose debt is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act of 1933, as amended) or any money-market fund sponsored by any registered broker dealer or mutual fund distributor, (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above, (d) investments in commercial paper, maturing not more than 270 days after the date of acquisition, issued by a corporation (other than an Affiliate

                                                                Exhibit 10.1

or Subsidiary of the Company) organized under the laws of the United States of America or any state thereof or any foreign country recognized by the United States of America with a rating of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Corporation, (e) investments in municipal securities with a rating of "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act of 1933, as amended), and (f) Dutch auction-rate securities rated "AAA" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act of 1933, as amended).

         "Permitted Management Ownership" shall mean no more than 30% of the common stock of any Subsidiary of the Company created after the date hereof that is owned by members of the management of such Subsidiary.

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "Plan" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

         "Post-Default Rate" shall mean, in respect of any principal of any Loan, any Reimbursement Obligation or any other amount under this Agreement, any Note or any other Basic Document that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans (provided that, if the amount so in default is principal of a Eurodollar Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of the Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02(a)(ii) hereof and, thereafter, the rate provided for above in this definition).

         "Preferred Stock" shall mean preferred shares (including preferred shares that are convertible into common shares of the Company) issued by the Company from time to time that satisfies each of the following requirements: (i) the aggregate net proceeds to the Company from the issuance of such preferred shares shall not exceed $150,000,000;
(ii) the preferred shares shall not (without the consent of the Majority Lenders) in any event be redeemable (or callable by the holder) prior to March 31, 2001; (iii) the preferred shares shall constitute stockholders' equity within the meaning of GAAP; and (iv) dividends shall not be payable in cash in respect of such shares at a rate per annum in excess of the applicable interest rate on Base Rate Loans at the time of the issuance of such shares.

         "Prime Rate" shall mean the rate of interest from time to time announced by Chase at its principal office in New York City as its prime commercial lending rate.

         "Principal Office" shall mean the principal office of Chase in New York City.

         "Prior Year Excess Cash Flow" shall mean, at any time, Excess Cash Flow for the period of four consecutive fiscal quarters ending with the most recently ended fiscal quarter.
         "Project" shall have the meaning specified in the definition of "Specified Capital Expenditures" in this Section 1.01.

         "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Quarterly Dates" shall mean the last Business Day of each March, June, September and December in each

                                                                Exhibit 10.1

year, the first of which shall be the first such day after the date of this Agreement.

         "Reference Banks" shall mean Chase, Canadian Imperial Bank of Commerce and The Bank of New York.

         "Regulation A", "Regulation D", Regulation G", "Regulation U" and "Regulation X" shall mean, respectively, Regulation A, Regulation D, Regulation G, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

         "Regulatory Change" shall mean, with respect to any Lender, any change after the date of this Agreement in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Reimbursement Obligations" shall mean, at any time, the obligations of the Company then outstanding, or which may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the Issuing Bank in respect of any drawings under a Letter of Credit.

         "Related Businesses" shall have the meaning specified in Section 9.05(d)(iv) of this Agreement.

         "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Hazardous Materials into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

         "Released Guarantors" shall mean Subsidiary Guarantors that have been released, pursuant to Section 6.09 hereof, from their guarantee obligations under Section 6 hereof.

         "Rental Payments" shall mean, for any period, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), all rental payments (including minimum and percentage rent payments) made or accrued during such period in respect of any operating lease or similar arrangement for the use of Property by the Company or any Consolidated Subsidiary (net of any sublease rental income), but excluding payments in respect of common area maintenance, merchants' association dues, advertisements required pursuant to such lease or similar arrangement and allocations for real estate tax assessments.

         "Revolving Credit Commitment" shall mean, for each Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding (a) in the case of a Lender that is a party to this Agreement on the date hereof, the amount set forth opposite the name of such Lender on the signature pages hereof under the caption "Revolving Credit Commitment" and (b) in the case of any other Lender, the aggregate amount of Revolving Credit Commitments of other Lenders acquired by it pursuant to
Section 12.06 hereof. The original aggregate principal amount of the Revolving Credit Commitments is $850,000,000.

         "Revolving Credit Commitment Percentage" shall mean, with respect to any Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

         "Revolving Credit Commitment Termination Date" shall mean November 18, 2002.

                                                             Exhibit 10.1

         "Revolving Credit Loans" shall mean the loans provided for by
Section 2.01(a) hereof, which may be Base Rate Loans and/or Eurodollar
Loans.

         "Revolving Credit Notes" shall mean the promissory notes provided for by Section 2.08(a) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

         "Riggio" shall mean Mr. Leonard Riggio.

         "Sale Lease-back" shall have the meaning specified in the definition of "Specified Capital Expenditures" in this Section 1.01.

         "Sale Lease-back Proceeds" shall mean the proceeds from the sale by the Company or one of its Subsidiaries (other than an Unrestricted Subsidiary or a Released Guarantor) of a Project to a lessor in a Sale Lease-back.

         "Security Agreement" shall mean a Pledge and Security Agreement, delivered in connection with the Existing Credit Agreement, in the form of Exhibit B-1 hereto between the Company and the Subsidiary Guarantors and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

         "Security Agreement Amendment" shall mean an amendment to the

Security Agreement substantially in the form of Exhibit B-2 hereto.

         "Security Documents" shall mean, collectively, the Security Agreement and all Uniform Commercial Code financing statements required by this Agreement or the Security Agreement to be filed with respect to the security interests created pursuant to the Security Agreement.

         "Senior Subordinated Debt" shall mean:

                  (a) the Outstanding Subordinated Notes, and

                  (b) Indebtedness of, or any Equity Issuance by, the Company in an aggregate principal amount not to exceed $210,000,000 incurred or issued in exchange for the Outstanding Subordinated Notes (including fees and premiums payable in connection with such exchange), so long as each of the terms of such Indebtedness or Equity Issuance and each provision of the agreements or instruments evidencing or governing such Indebtedness or Equity Issuance (including, without limitation, as to principal amount, interest or dividend rate, redemption, representations, covenants, events of default and subordination) are (x) substantially identical to those of the Outstanding Subordinated Notes or (y) are more favorable to the Company than those of the Outstanding Subordinated Notes and are not in any material way adverse to the interests of the Administrative Agent and the Lenders hereunder.

         "Senior Subordinated Debt Documents" shall mean all documents and agreements executed and delivered in connection with the issuance of any Senior Subordinated Debt, including (without limitation) the Indenture referred to in the definition of "Outstanding Subordinated Notes" in this Section 1.01 and the promissory notes issued thereunder, in each case, as the same shall, subject to Section 9.18 hereof, be modified and supplemented and in effect from time to time.

         "Significant Subsidiary" shall mean, with respect to the Company, (a) each Subsidiary that is a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 of Regulation S-X of the Securities and Exchange Commission, and (b) each Subsidiary (other than any Unrestricted Subsidiary or Released Guarantor) the principal business of which is a retail bookstore business.

                                                               Exhibit 10.1

         "Specified Capital Expenditures" shall mean expenditures made by the Company or its Subsidiaries to acquire and develop real property by building retail bookstores thereon (each such development, a "Project") with a view to transferring title to such developed real property to another Person (other than an Affiliate or Subsidiary of the Company)

within 24 months after the acquisition of such real property and concurrently leasing it back from such Person (a "Sale Lease-back"), provided that if any Project has not been made the subject of a Sale Lease-back within 24 months after the first such expenditures are made with respect to such Project, all of such expenditures made with respect to such Project shall constitute Capital Expenditures (and be deemed to have been made at the later of the end of such 24-month period and the time actually made) for all purposes of this Agreement (and shall not constitute Specified Capital Expenditures) and shall be:

                  (a) subject to the limitations in Section 9.11(a) hereof, and

                  (b) included in Capital Expenditures for purposes of clause (a) of the definition of "Excess Cash Flow" in Section
         1.01 hereof,

in all cases until such time (if any) as such Project is made the subject of a Sale Lease-back (at which time such expenditures shall again constitute Specified Capital Expenditures).

         "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Swingline Commitment" shall mean the obligation of the Swingline Bank to make Swingline Loans in an aggregate amount at any one time outstanding up to the lesser of $50,000,000 and the then aggregate principal amount of the Revolving Credit Commitments as then in effect.

         "Swingline Loans" shall mean the loans provided for by Section 2.01(b) hereof, which shall be Base Rate Loans.

         "Swingline Note" shall mean the promissory note provided for by
Section 2.08(b) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

         "Type" shall have the meaning assigned to such term in Section 1.03 hereof.

         "Unrelated Persons" shall mean any Person other than (a) Riggio, his wife, his siblings, his children or any trust established for the benefit of Riggio, his wife, his siblings or his children and (b) any Person directly or indirectly effectively controlled (whether through legal or beneficial ownership of equity interests in such Person, by contract or otherwise) by, or by any estate of, any of the Persons referred to in clause (a).

         "Unrestricted Subsidiary" shall mean a Subsidiary acquired or established by the Company or any Subsidiary of the Company pursuant to
Section 9.05(d)(iv) hereof and designated as an "Unrestricted Subsidiary" by a notice from the Company to the Lenders no later than three Business Days prior to the effective date for such designation.

         "U.S. Person" shall have the meaning given to that term in Section 5.07(a) hereof.

                                                              Exhibit 10.1

         "Voting Shares" shall mean shares of capital stock of the Company, of any class or classes (however designated) (a) having by the terms thereof voting power to elect the members of the board of directors of the Company or (b) convertible into shares of capital stock of the Company of the type described in the foregoing clause (a).

         "Wholly Owned Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person.

         1.02  Accounting Terms and Determinations

         (a) Except as otherwise expressly provided herein, (i) all accounting terms used herein shall be interpreted, (ii) all financial statements and all certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in subsection (b) below) be prepared and (iii) all calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made in accordance with or by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the most recent financial statements furnished to the Lenders hereunder (or, prior to the delivery of the first financial statements under Section 9.01 hereof, the audited financial statements as of February 1, 1997, referred to in Section 8.02 hereof) unless (x) the Company shall notify the Lenders of its objection thereto at the time of delivery of any financial statements pursuant to Section 9.01 hereof or
(y) the Majority Lenders shall notify the Company (through the Administrative Agent) of their objection within 30 days after the delivery of any such financial statements, in either of which events such interpretations, statements, certificates, reports and calculations shall be made in accordance with, or by application of, generally accepted accounting principles on a basis consistent with those used in the preparation of the most recent financial statements as to which no such objection shall have been made (or, prior to the delivery of the first financial statements under Section 9.01 hereof, the audited financial statements as at February 1, 1997, referred to in Section 8.02 hereof).

         (b) The Company shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section
9.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         (c) The Company will not, and will not permit any of its Subsidiaries (other than an Unrestricted Subsidiary or a Released Guarantor) to, change the last day of its fiscal year from the Saturday falling on or nearest to January 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from the Saturday falling on or nearest to the last day of April, July and October of each year, respectively.

         1.03 Types. The "Type" of a Revolving Credit Loan refers to whether such Revolving Credit Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type of Revolving Credit Loan.

         Section 2.  Commitments, Loans, Notes and Prepayments.

         2.01  Loans

         (a) Revolving Credit Loans. Each Lender severally agrees, on the terms and conditions of this Agreement,

                                                              Exhibit 10.1

to make loans to the Company in Dollars during the period from and including the Closing Date to but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time, provided that in no event shall the aggregate principal amount of all Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities and the aggregate amount of all Swingline Loans, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of the other Type (as provided in Section 2.09 hereof) or Continue Revolving Credit Loans that are Eurodollar Loans (as provided in
Section 2.09 hereof).

         (b) Swingline Loans. The Swingline Bank hereby agrees, on the terms and conditions of this Agreement, to make Swingline Loans to the Company in Dollars during the period from and including the date hereof to but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the Swingline Commitment; provided that the aggregate unpaid principal amount of all Swingline Loans and all Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities, at any one time outstanding may not exceed the aggregate amount of the Revolving Credit Commitments. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow the amount of the Swingline Commitment by means of Swingline Loans.

         (c) Limit on Eurodollar Loans. No more than 25 separate Interest Periods in respect of Eurodollar Loans from each Lender may be outstanding at any one time.

         2.02  Borrowings of Loans

         (a) Revolving Credit Loans. The Company shall give the Administrative Agent (which shall promptly notify the Lenders) notice of each borrowing of Revolving Credit Loans hereunder as provided in Section
4.05 hereof. Not later than 2:00 p.m. New York time on the date specified for each borrowing of Revolving Credit Loans hereunder, each Lender shall make available the amount of the Revolving Credit Loan or Revolving Credit Loans to be made by it on such date to the Administrative Agent at the Principal Office, in Dollars and immediately available funds, for account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available by the Administrative Agent to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company.

         (b)  Swingline Loans.

                  (i) The Company shall, not later than 3:00 p.m. New York time on the date on which the Company proposes to borrow a Swingline Loan, give the Administrative Agent and the Swingline Bank notice of such borrowing (a "Swingline Borrowing Notice"), which notice shall be irrevocable and effective only upon receipt by the Swingline Bank and shall specify the principal amount of the Swingline Loan to be borrowed (which shall be at least $1,500,000). Not later than 4:00 p.m. New York time, on the date specified in each Swingline Borrowing Notice hereunder, the Swingline Bank shall, subject to the terms of this Agreement, make the amount of the Swingline Loan to be made by it on such date available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company maintained with the Swingline Bank at its principal office in New York City designated by the Company.

                  (ii) The Company hereby irrevocably authorizes and empowers (which power is coupled with an interest) the Swingline Bank to deliver, at any time and from time to time, on behalf of the Company, to the Administrative Agent under Section 2.02(a) hereof a notice of borrowing of Revolving Credit Loans that are Base Rate Loans in an amount equal to the then unpaid principal amount of Swingline Loans.

                                                              Exhibit 10.1


                  (iii) In the event that the power of the Swingline Bank to give such a notice of borrowing on behalf of the Company is terminated for any reason whatsoever (including, without limitation, a termination resulting from the occurrence of an event specified in clause (f) or (g) of Section 10 hereof with respect to the Company), or the Swingline Bank is otherwise precluded for any reason whatsoever from giving a notice of borrowing on behalf of the Company as provided in the preceding sentence, each Lender shall, upon notice from the Swingline Bank, promptly purchase from the Swingline Bank a participation in (or, if and to the extent specified by the Swingline Bank, a direct interest in) such Swingline Loan in the amount of the Base Rate Loan it would have been obligated to make pursuant to such notice of borrowing. Each Lender shall, not later than 2:00 p.m. New York time on the Business Day on which such notice is given (if such notice is given by 10:00 a.m. New York time) or noon New York time on the next succeeding Business Day (if such notice is given after 10:00 a.m. New York time), make available the amount of the Base Rate Loan to be made by it (or the amount of the participation or direct interest to be purchased by it, as the case may be) to the Administrative Agent at the account specified in Section 2.02(a) hereof and the amount so received by the Administrative Agent shall be made available to the Swingline Bank by depositing the same, in immediately available funds, in an account of the Swingline Bank maintained at the principal office of the Swingline Bank in New York City designated by the Swingline Bank. Promptly following its receipt of any payment in respect of a Swingline Loan, the Swingline Bank shall pay to each Lender that has acquired a participation in such Swingline Loan such Lender's proportionate share of such payment. Anything in this Agreement to the contrary notwithstanding (including, without limitation, in Section 7.02 hereof), the obligation of each Lender to make its Base Rate Loan (or purchase its participation or direct interest in the Swingline Loan, as the case may be) pursuant to this Section

         2.02(b)(iii) is unconditional under any and all circumstances whatsoever and shall not be subject to set-off, counterclaim or defense to payment that such Lender may have or have had against the Company, the Administrative Agent, the Swingline Bank or any other Lender and, without limiting any of the foregoing, shall be unconditional irrespective of (A) the occurrence of any Default, (B) the financial condition of the Company, any Subsidiary Guarantor, the Administrative Agent, the Swingline Bank or any other Lender or (C) the termination or cancellation of the Revolving Credit Commitments. The Company agrees that any Lender so purchasing a participation (or direct interest) in such Swingline Loan may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of a Swingline Loan in the amount of such participation; provided that no Lender shall be obligated to purchase participations or direct interests in any Swingline Loan pursuant to this Section 2.02(b)(iii) if such Swingline Loan was made by the Swingline Bank after it received notice from the Administrative Agent of the occurrence and continuance of a Default.

                  (iv) The Administrative Agent shall promptly furnish to the Swingline Bank copies of each notice of the existence of any Default or Event of Default received by it from any Lender or any Obligor.

         2.03 Letters of Credit. Subject to the terms and conditions of this Agreement, the Revolving Credit Commitments may be utilized, upon the request of the Company, in addition to the Loans provided for by Section 2.01(a) hereof, by the issuance by the Issuing Bank of letters of credit (together with any letters of credit issued by the Issuing Bank under the Existing Credit Agreement (the "Existing Chase Letters of Credit"), collectively, "Letters of Credit") for account of the Company or any of its Subsidiaries (other than an Unrestricted Subsidiary or a Released Guarantor) as specified by the Company, and the Issuing Bank agrees to issue Letters of Credit on the terms and conditions set forth herein, provided that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities, together with the aggregate principal amount of all Revolving Credit Loans and Swingline
Loans outstanding, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time, (ii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $45,000,000 and (iii) the expiration date of any Letter of Credit extend beyond the earlier of the Revolving Credit Commitment Termination Date and the date
12 months following the issuance of such Letter of Credit. The following additional provisions shall apply to Letters of Credit:

                                                               Exhibit 10.1

                  (a) The Company shall give the Administrative Agent at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than 30 days preceding the Revolving Credit Commitment Termination Date) each Letter of Credit is to be issued and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) and the nature of the transactions or obligations proposed to be supported thereby (including whether such Letter of Credit is to be a commercial letter of credit or a standby letter of credit). Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Bank and each Lender of the contents thereof. Any amendment, modification or supplement to any Letter of Credit hereunder shall be made with prior notice to the Administrative Agent and in accordance with clause (k) of this Section 2.03.

                  (b) On each day during the period commencing with the issuance by the Issuing Bank of any Letter of Credit (or, in the case of any Existing Chase Letter of Credit, the Closing Date) and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's Revolving Credit Commitment Percentage of the then undrawn face amount of such Letter of Credit. Each Lender (other than the Issuing Bank) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically and without any further action on the part of the Administrative Agent, the Issuing Bank or such Lender acquire a participation in the Issuing Bank's liability under such Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Bank to pay and discharge when due, its Revolving Credit Commitment Percentage of the Issuing Bank's liability under such Letter of Credit.

                  (c) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Bank shall promptly notify the Company (through the Administrative Agent) of the amount to be paid by the Issuing Bank as a result of such demand and the date on which payment is to be made by the Issuing Bank to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, the Company hereby unconditionally agrees to pay and reimburse the Administrative Agent for account of the Issuing Bank for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind.

                  (d) Forthwith upon its receipt of a notice referred to in paragraph (c) of this Section 2.03, the Company shall advise the Administrative Agent whether or not the Company intends to borrow hereunder to finance its obligation to reimburse the Issuing Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 4.05 hereof. In the event that the Company fails to so advise the Administrative Agent, or if the Company fails to reimburse the Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the Administrative Agent shall give each Lender prompt notice of the amount of the demand for payment, specifying such Lender's Revolving Credit Commitment Percentage of the amount of the related demand for payment.

                  (e) Each Lender (other than the Issuing Bank) shall pay to the Administrative Agent for account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon notice by the Issuing Bank (through the Administrative Agent) to such Lender requesting such payment and specifying such amount. Each such Lender's obligation to make such payments to the Administrative Agent for account of the Issuing Bank under this paragraph (e), and the Issuing Bank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Lender to make its payment under this paragraph (e), the

                                                                 Exhibit 10.1


         financial condition of the Company (or any other account party), the existence of any Default or the termination of the Revolving Credit Commitments (provided that the relevant Letter of Credit shall have been issued by the Issuing Bank prior to the Revolving Credit Commitment Termination Date). Each such payment to the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (f) Upon the making of each payment by a Lender to the Issuing Bank pursuant to paragraph (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Bank or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Bank by the Company hereunder and under the Letter of Credit Documents relating to such Letter of Credit and
         (ii) a participation in a percentage equal to such Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by the Company hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the Issuing Bank pursuant to paragraph (g) of this Section 2.03). Upon receipt by the Issuing Bank from or for account of the Company of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of setoff or application of proceeds of any collateral security) the Issuing Bank shall promptly pay to the Administrative Agent for account of each Lender entitled thereto, such Lender's Revolving Credit Commitment Percentage of such payment, each such payment by the Issuing Bank to be made in the same money and funds in which received by the Issuing Bank. In the event any payment received by the Issuing Bank and so paid to the Lenders hereunder is rescinded or must otherwise be returned by the Issuing Bank, each Lender shall, upon the request of the Issuing Bank (through the Administrative Agent), repay to the Issuing Bank (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in paragraph (j) of this Section 2.03.

                  (g) The Company shall pay to the Issuing Bank an issuance fee on the daily average undrawn amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (or, in the case of any Existing Chase Letter of Credit, from and including the Closing Date) to and including the date such Letter of Credit is drawn in full, expires or is terminated, at a rate per annum equal to Applicable Margin for Eurodollar Loans (without giving effect to clause (ii) of the definition of "Applicable Margin") as in effect from time to time (such issuance fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and to be calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day). The Issuing Bank shall pay to the Administrative Agent for account of each Lender (other than the Issuing Bank), from time to time at reasonable intervals (but in any event at least quarterly), but only to the extent actually received from the Company, an amount equal to such Lender's Revolving Credit Commitment Percentage of all such fees in respect of each Letter of Credit (including, for the period from and after the Closing Date, each Chase Letter of Credit), including any such fee in respect of any period of any renewal or extension thereof. In addition, the Company shall pay to the Issuing Bank a fronting fee on the daily average undrawn amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (or, in the case of any Existing Chase Letter of Credit, from and including the Closing Date) to and including the date such Letter of Credit is drawn in full, expires or is terminated, at a rate per annum equal to 1/10 of 1% (such fronting fee shall be non-refundable, shall be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and shall be calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day) together with all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto.

                  (h) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver (through

                                                               Exhibit 10.1

         the Administrative Agent) to each Lender and the Company a notice describing the aggregate amount of all Letters of Credit issued during such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

                  (i) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 7 hereof, be subject to the conditions precedent that
         (i) such Letter of Credit shall be in such form and contain such terms as shall be satisfactory to the Issuing Bank consistent with its then current practices and procedures with respect to letters of credit of the same type, and shall support such transactions as shall be consistent with the Company's ordinary course of business and (ii) the Company shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

                  (j) To the extent that any Lender fails to pay any amount required to be paid pursuant to paragraph (e) or (f) of this Section 2.03 on the due date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three Business Days thereafter, at a rate per annum equal to the Federal Funds Rate (as in effect from time to time) and (ii) thereafter, at a rate per annum equal to the Base Rate (as in effect from time to time) plus 2%.

                  (k) The issuance by the Issuing Bank of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions applicable under this
         Section 2.03 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (ii) the Majority Lenders shall have consented thereto.

                  (l) Each Lender agrees that on the Closing Date it shall automatically acquire a participation in the Issuing Bank's liability under each Existing Chase Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Bank to pay and discharge when due, its Commitment Percentage of the Issuing Bank's liability under each Existing Chase Letter of Credit.

The Company hereby indemnifies and holds harmless each Lender (including the Issuing Bank) and the Administrative Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender or the Administrative Agent may incur (or which may be claimed against such Lender or the Administrative Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by the Issuing Bank under any Letter of Credit; provided that the Company shall not be required to indemnify any Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.03 is intended to limit the other obligations of the Company, any Lender or the Administrative Agent under this Agreement.

                                                               Exhibit 10.1

         2.04  Changes of Commitments

         (a) The aggregate amount of the Revolving Credit Commitments and the Swingline Commitment shall be automatically reduced to zero on the Revolving Credit Commitment Termination Date.

         (b) The Company shall have the right at any time or from time to time (i) so long as no Revolving Credit Loans, Swingline Loans or Letter of Credit Liabilities are outstanding hereunder, to terminate the Revolving Credit Commitments in full and (ii) to reduce the aggregate unused amount of the Revolving Credit Commitments (for which purpose use of the Revolving Credit Commitments shall be deemed to include the aggregate amount of Letter of Credit Liabilities and Swingline Loans); provided that (x) the Company shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount equal to $5,000,000 or any integral multiple of $5,000,000 in excess thereof.

         (c) The Company shall have the right at any time, so long as no Swingline Loans are outstanding, to terminate the Swingline Commitment upon not less than three Business Days' prior notice to the Administrative Agent and the Swingline Bank, which notice shall specify the effective date thereof.

         (d) The Commitments once terminated or reduced may not be reinstated.

         2.05  Commitment Fees; Excess Usage Fee

         (a) The Company shall pay to the Administrative Agent for account of each Lender a commitment fee on the daily average unused amount of the Revolving Credit Commitment of such Lender (for which purpose the aggregate amount of any Letter of Credit Liabilities and the aggregate amount of the Swingline Commitment (whether or not utilized) shall be deemed to be a pro rata (based on the Revolving Credit Commitments) use of each Lender's Revolving Credit Commitment), for the period from and including the Closing Date to but not including the earlier of the date the Revolving Credit Commitments are terminated and the Revolving Credit Commitment Termination Date, at a rate per annum equal to the Applicable Commitment Fee Percentage. Accrued commitment fees payable to the Lenders in respect of the Revolving Credit Commitments shall be payable on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments are terminated in full and the Revolving Credit Commitment Termination Date.

         (b) The Company shall pay to the Swingline Bank a commitment fee on the daily average unused amount of the Swingline Commitment, for the period from and including the Closing Date to but not including the earlier of the date the Swingline Commitment is terminated in full and the Revolving Credit Commitment Termination Date, at a rate per annum equal to the Applicable Commitment Fee Percentage. The accrued commitment fee payable to the Swingline Bank shall be payable on each Quarterly Date and on the earlier of the date the Swingline Commitment is terminated in full and the Revolving Credit Commitment Termination Date.

         (c) To the extent that the average principal amount of Eurodollar Loans outstanding during any fiscal quarter of the Company (or the portion of the fiscal quarter that occurs prior to the date that the Revolving Credit Commitments are terminated or expire) exceeds 50% of the aggregate amount of the Revolving Credit Commitments on the last day of such fiscal quarter, the Company shall pay to the Administrative Agent, for the account of the Lenders, an excess usage fee on such excess at a rate per annum equal to 0.125%. Accrued excess usage fee shall be payable by the third Business Day following the last Business Day of each fiscal quarter of the Company.

         2.06 Lending Offices. The Revolving Credit Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Revolving Credit Loans of such Type. The Swingline Loans shall be made and maintained at the Applicable Lending Office of the Swingline Bank for Swingline Loans.

         2.07 Several Obligations; Remedies Independent. The failure of any Lender (a "Defaulting Lender") to

                                                                 Exhibit 10.1


make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make any Loan to be made by it on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any Defaulting Lender to make a Loan to be made by such Defaulting Lender, and no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Defaulting Lender to make any Loan required to be made by such Defaulting Lender. The amounts payable by the Company at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

         2.08  Notes

         (a) The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of the Company substantially in the form of Exhibit A-1 hereto, dated the date hereof, payable to the order of such Lender in a principal amount equal to the amount of its Revolving Credit Commitment as originally in effect and otherwise duly completed.

         (b) The Swingline Loans made by the Swingline Bank shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A-2 hereto, dated the date of this Agreement, payable to the Swingline Bank in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed. The date and amount of each Swingline Loan and each payment made on account of the principal thereof, shall be recorded by the Swingline Bank on its books and, prior to any transfer of the Swingline Note, endorsed by the Swingline Bank on the schedule attached to such Swingline Note or any continuation thereof; provided that the failure by the Swingline Bank to make any such recordation or endorsement shall not affect any of the obligations of the Company hereunder or under the Swingline Note to make a payment when due.


         (c) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by each Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Revolving Credit Note evidencing Loans held by it, endorsed by such Lender on the schedule attached to such Revolving Credit Note or any continuation thereof; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing hereunder or under such Revolving Credit Note in respect of the Revolving Credit Loans.

         (e) No Lender shall be entitled to have its Revolving Credit Notes subdivided by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Lender's Commitments, Revolving Credit Loans and Revolving Credit Notes pursuant to Section 12.06(b) hereof.

         (f) The Swingline Bank shall not be entitled to have its Swingline Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all of any portion of the Swingline Bank's Swingline Commitments, Swingline Loans and Swingline Note pursuant to Section 12.06(g) hereof.

         2.09 Optional Prepayments and Conversions or Continuations of Loans. Subject to Section 4.04 hereof, the Company shall have the right to prepay Loans, or to Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type, at any time or from time to time, provided that the Company shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof (and, upon the prepayment date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder). Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under
Section 10 hereof,

                                                                Exhibit 10.1

in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of the Company to borrow any Revolving Credit Loan as a Eurodollar Loan, to Convert any Revolving Credit Loan into a Eurodollar Loan or to Continue any Revolving Credit Loan as a Eurodollar Loan, in which event all Eurodollar Loans then outstanding shall be Converted (on the last day(s) of the respective Interest Periods therefor) into Base Rate Loans.

         2.10  Mandatory Prepayments

         (a) Sale of Assets. Without limiting the obligation of the

Company to obtain the consent of the Majority Lenders pursuant to Section
9.05 hereof to any Disposition not otherwise permitted hereunder, not later than five Business Days prior to the occurrence of any Disposition, the Company will deliver to the Lenders a statement, certified by a senior officer of the Company, in form and detail reasonably satisfactory to the Administrative Agent, of the anticipated amount of the Net Available Proceeds of such Disposition and no later than the Business Day next succeeding such Disposition, to the extent the Net Available Proceeds thereof (when taken together with the Net Available Proceeds of all prior Dispositions for which a prepayment has not yet been made under this Section 2.10(a)) shall exceed $5,000,000, the Company shall prepay the Revolving Credit Loans in an aggregate amount, and the Revolving Credit Commitments shall be automatically reduced by an amount, equal to 100% of the Net Available Proceeds of such Disposition (together with 100% of the Net Available Proceeds of all prior Dispositions as to which prepayment has not yet been made under this Section 2.10(a)).

         (b) Equity Issuance. Upon any Equity Issuance (other than any issuance of Senior Subordinated Debt) that occurs during the continuance of any Default, the Company shall prepay the Revolving Credit Loans in an aggregate amount equal to the Applicable Percentage of the Net Available Proceeds thereof.

         (c) Excess Cash Flow. Not later than the date 90 days after the end of each fiscal year of the Company (beginning with the fiscal year commencing on February 1, 1998) for which Excess Cash Flow is greater than $25,000,000 (but only if a Default is continuing on such 90th day), the Company shall prepay the Revolving Credit Loans in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year.


         Section 3.  Payments of Principal and Interest.

         3.01  Repayment of Loans

         (a) Revolving Credit Loans. The Company hereby promises to pay to the Administrative Agent for account of each Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit
Commitment Termination Date.

         (b) Swingline Loans. The Company will pay (or cause to be paid) to the Swingline Bank the principal of each Swingline Loan at or prior to, and each Swingline Loan shall mature at, 1:00 p.m. New York time on the Business Day immediately preceding the Revolving Credit Commitment Termination Date.


         3.02  Interest

         (a) Revolving Credit Loans. The Company hereby promises to pay to the Administrative Agent for account of each Lender interest on the unpaid principal amount of each Revolving Credit Loan made by such Lender for the period from and including the date of such Revolving Credit Loan to but excluding the date such Revolving Credit Loan shall be paid in full, at the following rates per annum:

                  (i) during such periods as such Revolving Credit Loan is a Base Rate Loan, the Base Rate (as in

                                                                Exhibit 10.1

         effect from time to time) plus the Applicable Margin; and

                  (ii) during such periods as such Revolving Credit Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Revolving Credit Loan for such Interest Period plus the Applicable Margin.

Notwithstanding the foregoing, the Company hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Revolving Credit Loan made by such Lender, on any Reimbursement Obligation held by such Lender and on any other amount payable by the Company hereunder or under the Revolving Credit Note held by such Lender to or for account of such Lender, which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Revolving Credit Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (iii) in the case of any Revolving Credit Loan, upon the payment or prepayment thereof or the Conversion of such Revolving Credit Loan to a Revolving Credit Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand of the Lenders for whose account such interest is payable.

         (b) Swingline Loans. The Company will pay (or cause to be paid) to the Swingline Bank interest on the unpaid principal amount of each Swingline Loan for the period from and including the day such Swingline Loan is made to but excluding the date such Swingline Loan is paid in full at the Federal Funds Rate (as in effect from time to time) plus 3/4 of 1%. Accrued interest on each Swingline Loan shall be payable (i) quarterly on the Quarterly Dates and (ii) upon the payment or prepayment thereof (but only on the portion paid or prepaid). The Company will pay (or cause to be paid) to the Swingline Bank interest at the applicable Post-Default Rate on any principal of or interest on any Swingline Loan which shall not be paid in full when due for the period from and including the date such Swingline Loan shall be due to but excluding the date the same is paid in full. Interest payable at the Post-Default Rate shall be payable from time to time on demand.


         (c) Notice of Rates. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Company.


         Section 4.  Payments; Pro Rata Treatment; Computations; Etc.

         4.01  Payments

         (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by the Company under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at the Principal Office, not later than 1:30 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

         (b) Any Lender or the Swingline Bank for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Company with such Lender or the Swingline Bank (with notice to the Company and the Administrative Agent) and any such debit shall be deemed to be a payment by the Company.

                                                              Exhibit 10.1

         (c) The Company shall, at the time of making each payment under this Agreement or any Note for account of any Lender, specify to the Administrative Agent (which shall notify the intended recipient(s) thereof) the Loans, Reimbursement Obligations or other amounts payable by the Company hereunder to which such payment is to be applied, in which case such payment shall be, subject to Section 4.02 hereof, so applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, such payment shall be, subject to said Section 4.02, applied in such manner as is determined to be appropriate by the Majority Lenders or, if the Majority Lenders fail to advise the Administrative Agent of their determination promptly following a request from the Administrative Agent for such a determination, by the Administrative Agent).

         (d) Each payment received by the Administrative Agent under this Agreement or any Note for account of any Lender or the Swingline Bank shall be paid by the Administrative Agent promptly to such Lender or the Swingline Bank (as the case may be), in immediately available funds, for account of the Applicable Lending Office of such Lender or the Swingline Bank (as the case may be) for the Loan or other obligation in respect of which such payment is made.

         (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension.

         4.02 Pro Rata Treatment. Except to the extent otherwise provided herein:

                  (a) each borrowing of Revolving Credit Loans under
         Section 2.01 hereof shall be made from the Lenders, each payment of commitment fee under Section 2.05 hereof shall be made for account of the Lenders and each termination or reduction of the Commitments under Section 2.04 hereof shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments;

                  (b) the making, Conversion and Continuation of Revolving Credit Loans of a particular Type (other than Conversions provided for by Section 5.04 hereof) shall be made pro rata among the Lenders according to the amounts of their respective Commitments (in the case of making of Revolving Credit Loans) or their respective Revolving Credit Loans (in the case of Conversions and Continuations of Revolving Credit Loans), and Eurodollar Loans having the same Interest Period shall be allocated pro rata among the Lenders according to the amounts of their respective Revolving Credit Loans of such Type;

                  (c) each payment or prepayment of principal of Revolving Credit Loans shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of Revolving Credit Loans held by the Lenders; and

                  (d) each payment of interest on Revolving Credit Loans shall be made for account of the Lenders pro rata in accordance with the amounts of interest on Revolving Credit Loans then due and payable to the respective Lenders.

         4.03 Computations. Interest on Eurodollar Loans, Swingline Loans and letter of credit fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, and interest on Base Rate Loans and Reimbursement Obligations and commitment fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

         4.04. Minimum Amounts. Except for mandatory prepayments made pursuant to Section 2.10 hereof and Conversions or prepayments made pursuant to Section
5.04 hereof, each borrowing, Conversion and partial

                                                                Exhibit 10.1

prepayment of principal of Revolving Credit Loans shall be in an aggregate amount equal to $5,000,000 or any integral multiple of $1,000,000 in excess thereof (borrowings, Conversions or prepayments of or into Revolving Credit Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be in an amount at least equal to $5,000,000 and, if any Eurodollar Loans having the same Interest Period would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

         4.05 Certain Notices. Notices by the Company to the Administrative Agent of terminations or reductions of Commitments and of borrowings, Conversions, Continuations and optional prepayments of Revolving Credit Loans, of Types of Revolving Credit Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 1:00 p.m. (or 3:00 p.m. in the case of a borrowing or prepayment of, Conversions into, Continuations as, or the duration of an Interest Period for, Eurodollar Loans) New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or optional prepayment or the first day of such Interest Period specified below:

                                                                 Number of
                                                                  Business
                  Notice                                         Days Prior

         Termination or reduction
         of Commitments                                            Three

         Borrowing or prepayment of,
         or Conversions into,
         Base Rate Loans                                         Same Day

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, Eurodollar Loans                              Three


Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Type of each Revolving Credit Loan to be borrowed, Converted, Continued or prepaid, the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day), and, if any such Revolving Credit Loan is to be borrowed or Continued as, or Converted into, a Eurodollar Loan, the duration of the Interest Period for such Revolving Credit Loan. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that the Company fails to select the Type of Revolving Credit Loan, or the duration of any Interest Period for any Eurodollar Revolving Credit Loan, within the time period and otherwise as provided in this Section 4.05, such Revolving Credit Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Revolving Credit Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

         4.06 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender, or an amount payable in respect of a participation in a Letter of Credit Liability to be acquired by such Lender, hereunder or (in the case of the Company) a payment to the Administrative Agent for account of one or more of the Lenders

                                                                Exhibit 10.1

hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if the recipient(s) shall fail to return, and the Payor shall fail to make, the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                  (a) if the Required Payment shall represent a payment to be made by the Company to the Lenders, the Company and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (and, in case the recipient(s) shall return the Required Payment to the Administrative Agent, without limiting the obligation of the Company under Section 3.02 hereof to pay interest to such recipient(s) at the Post-Default Rate in respect of the Required Payment);

                  (b) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to the Company, the Payor and the Company shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant to
         Section 3.02 hereof (and, in case the Company shall return the Required Payment to the Administrative Agent, without limiting any claim the Company may have against the Payor in respect of the Required Payment); and

                  (c) if the Required Payment shall represent a payment to be made by a Lender to the Issuing Bank in respect of a participation in a Letter of Credit Liability to be acquired by such Lender, the Payor shall be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant to Section 3.02 hereof with respect to Base Rate Loans.

Nothing in this Section 4.06 shall require the Company to pay any greater amount in respect of principal of any Loan, interest on any Loan or any Letter of Credit Liability than it would be required to pay hereunder in the absence of this Section 4.06.

         4.07  Sharing of Payments, Etc.

         (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender or the Swingline Bank may otherwise have, each Lender and the Swingline Bank shall be entitled, at its option, to offset balances held by it for account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Revolving Credit Loans, any of the Swingline Loans, any of the Reimbursement Obligations or any other amount payable to such Lender or the Swingline Bank (as the case may be) hereunder, that is not paid when due (regardless of whether such balances are then due to the Company), in which case it shall promptly thereafter notify the Company and the Administrative Agent thereof, provided that such Lender's or the Swingline Bank's (as the case may be) failure to give such notice shall not affect the validity thereof.

         (b) If any Lender shall obtain from any Obligor payment of any principal of or interest on any Loan or

                                                               Exhibit 10.1

Letter of Credit Liability owing to it or payment of any other amount under this Agreement or any other Basic Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or Letter of Credit Liabilities or such other amounts then due hereunder or thereunder by such Obligor to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or Letter of Credit Liabilities or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or Letter of Credit Liabilities or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

         (c) The Company agrees that any Lender so purchasing such a participation (or direct interest) pursuant to the foregoing clause (b) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

         (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.


         Section 5.  Yield Protection, Etc.

         5.01  Additional Costs

         (a) The Company shall pay directly to each Lender from time to time such amounts as such Lender may reasonably and in good faith determine to be necessary to compensate such Lender for any increased costs that such Lender reasonably and in good faith determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

                  (i) changes the basis of taxation of any amounts

         payable to such Lender under this Agreement or its Note in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Lender or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                  (ii) imposes or modifies any reserve, special deposit or similar requirements (other than, in the case of any Lender for any period as to which the Company is required to pay any amount under paragraph (e) below, the reserves against "Eurocurrency liabilities" under Regulation D therein referred
         to) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in
         Section 1.01 hereof), or any commitment of such Lender hereunder (including, without limitation, the Commitments of such Lender); or

                                                                Exhibit 10.1

                  (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities) or its Commitments.

If any Lender requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested to the extent such Lender certifies that such compensation is still payable notwithstanding such suspension.

         (b) Without limiting the effect of the provisions of paragraph
(a) of this Section 5.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes Eurodollar Loans or
(ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Company (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such

Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable) and the Company shall not be obligated to pay any Additional Costs for which the Lender ceases to be liable or to incur.

         (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may determine reasonably and in good faith to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines reasonably and in good faith are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority

                  (i)  following any Regulatory Change, or

                  (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basel Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 C.F.R. Part 3, Appendix A)),

of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Section 5.01(c) and Section
5.06 hereof, "Basel Accord" shall mean the proposals for risk-based capital framework described by the Basel Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

         (d) Each Lender shall notify the Company and the Administrative Agent of any event occurring after the

                                                                Exhibit 10.1


date of this Agreement entitling such Lender to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 30 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 30 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 30 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the Company a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (c) of this
Section 5.01. Determinations and allocations by any Lender for purposes of this
Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or
(b) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (c) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis and absent demonstrable error.

         (e) Without limiting the effect of the foregoing, the Company shall pay to each Lender on the last day of each Interest Period so long as such Lender is maintaining reserves against "Eurocurrency liabilities" under Regulation D (or, unless the provisions of paragraph (b) above are applicable, so long as such Lender is, by reason of any Regulatory
Change, maintaining reserves against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender which includes any Eurodollar Loans) an additional amount (determined by such Lender and notified to the Company through the Administrative Agent) equal to the product of the following for each Eurodollar Loan for each day during such Interest Period:
                  (i) the principal amount of such Eurodollar Loan outstanding on such day; and

                  (ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan for such Interest Period as provided in this Agreement (less the Applicable Margin) and the denominator of which is one minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Lender on such day minus (y) such numerator; and

                  (iii)  1/360.

         5.02 Limitations on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate for any Interest Period:

                  (a) the Administrative Agent determines reasonably and in good faith, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                  (b) the Majority Lenders determine reasonably and in good faith, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section
         1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely to adequately cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Company and each Lender prompt notice thereof and, so long as such

                                                                 Exhibit 10.1

condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans, and the Company shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with
Section 2.09 hereof.

         5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Company thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

         5.04 Treatment of Affected Loans. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion required by Section 5.01(b) or 5.03 hereof, on such earlier date as such Lender may specify to the Company with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:


                  (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Company with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or
5.03 hereof that gave rise to the Conversion or non-Continuation of such Lender's Eurodollar Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Revolving Credit Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         5.05 Compensation. The Company shall pay to the Administrative Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

                  (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof) on a date other than the last day of the Interest Period for such Loan;

                  (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given under Section 2.02 hereof; or

                                                                 Exhibit 10.1

                  (c) any failure for any reason (including, without limitation, as provided in Section 5.02 or 5.03 hereof, but excluding as a result of the failure by such Lender to make a Loan it is obligated to make hereunder) of a Loan of such Lender to be Continued as or Converted into a Eurodollar Loan on the date for such Continuation or Conversion specified in the relevant notice given under Section 2.09 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess (if any) of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed, Continued or Converted for the period from the date of such payment, prepayment, Conversion or failure to borrow, Continue or Convert to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, Continue or Convert, the Interest Period for such Loan that would have commenced on the date specified for such borrowing, Continuation or Conversion) at the applicable rate of interest for such Loan provided for herein (less, in the case of any failure to borrow a Eurodollar Loan, or to Continue a Loan as or to Convert a Loan into a Eurodollar Loan, solely as a result of the limitation set forth in Section 5.02 or 5.03 hereof, the Applicable Margin for such Loan) over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

         5.06 Additional Costs in Respects of Letters of Credit. Without limiting the obligations of the Company under Section 5.01 hereof (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basel Accord, there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder and the result shall be to increase the cost to any Lender or Lenders of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by any Lender hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Lender's or Lenders' reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender or Lenders (through the Administrative Agent), the Company shall pay immediately to the Administrative Agent for account of such Lender or Lenders, from time to time as specified by such Lender or Lenders (through the Administrative Agent), such additional amounts as shall be sufficient to compensate such Lender or Lenders (through the Administrative Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Lender or Lenders, submitted by such Lender or Lenders to the Company shall be conclusive in the absence of demonstrable error as to the amount thereof.

         5.07  U.S. Taxes

         (a) The Company agrees to pay to each Lender that is not a U.S.

Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

              (i) to any payment to a Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender as provided in Section 12.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

                                                                  Exhibit 10.1


             (ii) to any U.S. Tax imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 5.07(a), (w) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), (y) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income and (z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

         (b) Within 30 days after paying any amount to the Administrative

Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Company shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).
         (c) Each Lender that is a Lender on the Closing Date and is not a U.S. Person agrees to furnish to the Administrative Agent (with a copy to the Company) on the Closing Date an appropriately completed Form 1001 or Form 4224 and each Lender that becomes a Lender after the Closing Date pursuant to Section 12.06(b) hereof and is not a U.S. Person agrees to furnish to the Administrative Agent (with a copy to the Company), promptly after becoming a Lender, an appropriately completed Form 1001 or Form 4224.

         5.08  Replacement of Certain Lenders

         (a) Provided that no Default shall have occurred and be continuing, the Company may, at any time, replace any Lender (i) that has requested compensation from the Company pursuant to Section 5.01 or 5.06 hereof or (ii) that has given the Company the notice contemplated by
Section 5.03 hereof or (iii) which is not a U.S. Person and as to which the Company is obligated to make payments under Section 5.07 hereof, by giving not less than ten Business Days' prior notice to the Administrative Agent (which shall promptly notify such Lender), that it intends to replace such Lender with one or more banks or other financial institutions (including, but not limited to, any other Lender under this Agreement) selected by the Company that (a) have agreed to replace such Lender as provided in this Section 5.08 and (b) are reasonably acceptable to the Administrative Agent (the Administrative Agent agreeing not to unreasonably delay notifying the Company whether a proposed replacement lender is acceptable). Upon the effective date of any replacement under this Section 5.08 and as a condition to such replacement, the replacement lender or lenders shall pay to the Lender being replaced the principal of the Loans held by such Lender and the Company shall pay to such Lender all accrued interest on such Loans and all other amounts owing to such Lender hereunder (including any amounts payable under Section 5.05 hereof as if such Loans were being prepaid by the Company), whereupon each such replacement bank (if not already a Lender) shall become a "Lender" for all purposes of this Agreement.

         (b) If any Lender that is a Reference Bank (or a Wholly Owned Subsidiary of a Reference Bank, as the case may be) shall be replaced pursuant to this Section 5.08, such Reference Bank shall thereupon cease to be a Reference Bank and, if as a result of the foregoing, there shall only be two Reference Banks remaining, then the Administrative Agent (after consultation with the Company) shall, by notice to the Company and the Banks, designate another

                                                                  Exhibit 10.1



Lender as a Reference Bank, so that there shall at all times be three Reference Banks.

         5.09 Consistent Treatment. Each Lender shall apply the provisions of this Section 5 in substantially the same manner, and to the same extent, as such Lender applies comparable provisions applicable to similarly-situated borrowers.


         Section 6.  Guarantee

         6.01 Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due
(whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Revolving Credit Loans made by the Lenders to, and the Revolving Credit Note held by each Lender of, and the principal of and interest on the Swingline Loans made by the Swingline
Bank to, and the Swingline Note of, the Company and all other amounts (including, without limitation, Reimbursement Obligations) from time to time owing to the Lenders or the Administrative Agent by the Company under this Agreement and under the Notes and by any Obligor under any of the other Basic Documents, in each case strictly in accordance with the terms thereof (and giving effect to any amendment or modification of such terms), including all amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code and the operation of Sections 502(b) and 506(b) of the Bankruptcy
Code (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Company shall fail to pay in full when due
(whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

         6.02 Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 6.01 hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.02 that the obligations of each of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any of the Subsidiary Guarantors hereunder, which liabilities shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations (including the Guarantee hereunder of any other Subsidiary Guarantor) or any security therefor shall be released or exchanged in whole or in part or

                                                               Exhibit 10.1

         otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Company under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

         6.03 Reinstatements. The obligations of the Subsidiary Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         6.04 Subrogation. Each Subsidiary Guarantor hereby jointly and severally agrees that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 6.01 hereof, whether by subrogation or otherwise, against the Company or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

         6.05 Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of the Company under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 10) for purposes of Section 6.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of said Section 6.01.

         6.06 Continuing Guarantee. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

         6.07 Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor (an "Excess Funding Guarantor") shall pay Guaranteed Obligations in excess of such Excess Funding Guarantor's Pro Rata Share (as defined below) of such Guaranteed Obligations (such excess payment, an "Excess Payment"), each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such other Subsidiary Guarantor's Pro Rata Share (such Pro Rata Share, for the purpose of determining the amount due to the Excess Funding Guarantor under this
Section 6.07, to be determined without reference to the Excess Funding Guarantor) of such Excess Payment. The payment obligation of each other Subsidiary Guarantor to an Excess Funding Guarantor under this Section 6.07 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 6, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such Excess Payment until payment and satisfaction

                                                                Exhibit 10.1

in full of all of such obligations. For the purposes hereof, "Pro Rata Share" shall mean, with respect to each Subsidiary Guarantor, the ratio (expressed as a percentage and determined as of the Closing Date) of (a) the amount by which the aggregate value of all of the Properties of such Subsidiary Guarantor at their present fair saleable value exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor under this Section 6) of such Subsidiary Guarantor to (b) the amount by which the aggregate value of all of the Properties of all of the Subsidiary Guarantors at their present fair saleable value exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor under this Section 6) of all of the Subsidiary Guarantors.

         6.08 Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 6.01 hereof would otherwise, taking into account the provisions of Section 6.07 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 6.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

         6.09 Release of Guarantors. A Subsidiary Guarantor shall be released from its guarantee obligations under Section 6 hereof, and its Properties shall be released from the Lien of the Security Agreement, upon the request of the Company, so long as (a) such Subsidiary Guarantor is not B. Dalton Bookseller, Inc., Barnes & Noble Booksellers, Inc. or Doubleday Book Shops, Inc. and (b) the aggregate fair market value of the assets of all such Released Guarantors calculated as of the time of the respective release does not exceed $150,000,000. In the event that any Subsidiary Guarantor is so released, from and after the date of such release:

                  (i) all financial reports delivered pursuant to this Agreement shall be prepared as if such Subsidiary was not a Subsidiary of the Company (and, in addition, the Company shall furnish the financial reports currently required under Section 9.01(a) and 9.01(c)); and

                  (ii) all covenants in Sections 9.10 and 9.11 hereof shall be calculated as if such Subsidiary was not a Subsidiary of the Company.


         Section 7.  Conditions Precedent.

         7.01 Initial Extension of Credit. The obligation of any Lender or the Swingline Bank to make its initial extension of credit hereunder (whether by making a Loan or issuing a Letter of Credit) is subject to (i) the condition precedent that such extension of credit shall be made on or before November 26, 1997 and (ii) the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (a) Corporate Documents. The following documents, each certified as indicated below:

                       (i) for each Obligor, a copy of the charter, as
                  amended and in effect, of such Obligor certified as of a recent date by the Secretary of State of its jurisdiction of incorporation, and a certificate from such Secretary of State dated as of a recent date as to the good standing of and charter documents filed by such Obligor;

                      (ii) for each Obligor, a certificate of the
                  Secretary or an Assistant Secretary of such Obligor,

                                                          Exhibit 10.1

                  dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Obligor as amended and in effect at all times from the date on which the resolutions referred to in clause
                  (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Obligor authorizing the execution, delivery and performance of such of the Basic Documents to which such Obligor is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Obligor has not been amended since the date of the certification thereto furnished pursuant to subparagraph (i) above, and (D) as to the incumbency and specimen signature of each officer of such Obligor executing such of the Basic Documents to which such Obligor is intended to be a party and each other document to be delivered by such Obligor from time to time in connection therewith (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor); and

                     (iii) for each Obligor, a certificate of another
                  officer of such Obligor as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Obligor.

                  (b) Officer's Certificate. A certificate of a senior officer of the Company, dated the Closing Date, to the effect

         (x) set forth in the first sentence of Section 7.02 hereof and
         (y) that this Agreement and the Loans constitute "Senior
         Indebtedness" under the Senior Subordinated Debt Documents.

                  (c) Opinion of Counsel to the Obligors. An opinion, dated the Closing Date, of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to the Obligors, substantially in the form of Exhibit C hereto and covering such other matters as the Administrative Agent may reasonably request (and each Obligor hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

                  (d) Opinion of Special New York Counsel to Chase, CIBC and ING. An opinion, dated the Closing Date, of Mayer, Brown & Platt, special New York counsel to Chase, CIBC and ING, substantially in the form of Exhibit D hereto.

                  (e) Notes. The Notes, duly completed and executed.

                  (f) Security Agreement. The Security Agreement Amendment, duly executed and delivered by the Company, the Subsidiary Guarantors and the Administrative Agent, together with (i) the certificates identified under the name of such Obligor in Annex 1 to the Security Agreement, in each case accompanied by undated stock powers executed in blank and (ii) a consent by College, in form and substance satisfactory to the Administrative Agent, to the creation of a Lien on the License Agreement pursuant to the Security Agreement. In addition, the Company and the Subsidiary Guarantors shall have taken such other action (including, without limitation, delivering to the Administrative Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Security Agreement.

                  (g) Insurance. Certificates of insurance evidencing the existence of all insurance required to be maintained by the Company pursuant to Section 9.04 hereof.

                  (h) Repayment of Existing Indebtedness. Evidence that the principal of and interest on, and all other amounts owing (including, without limitation, any contingent or other amounts payable in respect of letters of credit) in respect of, the Indebtedness indicated on Schedule I hereto as being repaid upon the Closing Date shall have been (or shall be simultaneously) repaid in full, that all commitments to extend credit under the agreements evidencing any such Indebtedness shall have been canceled or terminated and

                                                          Exhibit 10.1


         that any Liens securing any such Indebtedness shall have been released (or arrangements for such release satisfactory to the Administrative Agent shall have been made).

                  (i) Copies of the License Agreement. A copy, certified as true and correct by a senior officer of the Company, of the License Agreement.

                  (j) Other Documents. Such other documents as the Administrative Agent or special New York counsel to Chase, CIBC and ING may reasonably request.

The obligation of any Lender or the Swingline Bank to make its initial extension of credit hereunder is also subject to the payment by the Company of such fees and reimbursement for expenses as the Company shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Mayer, Brown & Platt, special New York counsel to Chase, CIBC and ING in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Basic Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Company), provided that such fees and expenses may be paid with the proceeds of the Loans made hereunder on the Closing Date.

         7.02 Initial and Subsequent Extensions of Credit. The obligation of the Lenders and the Swingline Bank to make any Loan or otherwise extend any credit to the Company upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowing or other extension of credit) is subject to the further conditions precedent that, both immediately prior to the making of such Loan or other extension of credit and also after giving effect thereto and to the intended use thereof:

                  (a)  no Default shall have occurred and be continuing; and

                  (b) the representations and warranties made by the Obligors in Section 8 hereof, and by each Obligor in each of the other Basic Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Each notice of borrowing or request for the issuance of a Letter of Credit by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Company otherwise notifies the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).


         Section 8. Representatives and Warranties.  Each Obligor represents and warrants to the Administrative Agent and the Lenders that:

         8.01 Corporate Existence. Each of the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors): (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could, either individually or in the aggregate, have a Material Adverse Effect.

         8.02 Financial Condition. The Company has heretofore furnished to each of the Lenders the consolidated balance sheet of the Company and its Consolidated Subsidiaries as at February 1, 1997, and the related consolidated

                                                                 Exhibit 10.1

statements of income and cash flows of the Company and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of BDO Seidman, and the unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at August 2, 1997 and the related unaudited consolidated statements of income and cash flows of the Company and the Consolidated Subsidiaries for the six-month period ended on such date. Such financial statements are complete and correct and fairly present the consolidated financial condition of the Company and its Consolidated Subsidiaries as at said date and the consolidated results of their operations for the fiscal year ended on said date, all in accordance with generally accepted accounting principles and practices applied on a consistent basis. None of the Company nor any of its Subsidiaries has on the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements (or in the notes thereto) as at said date. Since February 1, 1997, there has been no material adverse change in the consolidated financial condition or operations of the Company and its Consolidated Subsidiaries taken as a whole from that set forth in said financial statements as at said date.

         8.03 Litigation. There are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         8.04 No Breach. None of the execution and delivery of this Agreement and the Notes and the other Basic Documents, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of any Obligor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any material Property of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

         8.05 Action. Each Obligor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party; the execution, delivery and performance by each Obligor of each of the Basic Documents to which it is a party have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the Notes and the other Basic Documents when executed and delivered by each Obligor party thereto (in the case of the Notes, for value) will constitute, the legal, valid and binding obligation of each Obligor party thereto, enforceable against such Obligors in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         8.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Obligor of the Basic Documents to which it is a party or for the legality, validity or enforceability hereof or thereof, except for filings and recordings in respect of the Liens created pursuant to the Security Documents.

         8.07 Use of Credit. Neither the Company nor any of its Subsidiaries (other than Unrestricted Subsidiaries) is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

                                                                Exhibit 10.1

         8.08 ERISA. As to each Plan, and, to the knowledge of the Company, as to each Multiemployer Plan, (a) such Plan or Multiemployer Plan is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law, and (b) no event or condition has occurred and is continuing as to which the Company would be under an obligation to furnish a report to the Lenders under Section 9.01(e) hereof.

         8.09 Taxes. The Company and its Consolidated Subsidiaries are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which the Company is the "common parent" (within the meaning of Section 1504 of the Code) of such group. The Company and its Consolidated Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Consolidated Subsidiaries. The charges, accruals and reserves on the books of the Company and its Consolidated Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

         8.10 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         8.11 Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         8.12 Material Agreements and Liens.

         (a) Part A of Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, securities purchase agreement, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit), other than any trade accounts payable (except trade accounts payable for borrowed money), to, or guarantee of any of the foregoing by, the Company or any of its Subsidiaries (other than any guarantees by any Obligor of obligations of Subsidiary Guarantors under leases), and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of said Schedule I.

         (b) Part B of Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each Lien securing Indebtedness of any Person and covering any Property of the Company or any of its Subsidiaries, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of said
Schedule I.

         8.13 Environmental Matters. Each of the Company and its Subsidiaries (other than Unrestricted Subsidiaries) has obtained all permits, licenses and other authorizations required under all applicable Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect, and each of the Company and its Subsidiaries (other than Unrestricted Subsidiaries) is in compliance with the terms and conditions thereof and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. In addition, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty

                                                               Exhibit 10.1

has been assessed and no investigation or review is pending or (to the knowledge of the Company) threatened by any governmental or other entity with respect to any alleged failure by the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries) to have any permit, license or other authorization required under any applicable Environmental Law in connection with the conduct of the business of the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries) or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries).

         8.14 Capitalization. The authorized capital stock of the Company consists, on the Closing Date, of an aggregate of 100,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share, of which 67,875,339 shares of common stock are duly and validly issued and outstanding as of October 31, 1997 and each of which shares of common stock is fully paid and nonassessable, and no shares of preferred stock have been issued. As of the Closing Date, (x) except for outstanding employee and director stock options, there are no outstanding Equity Rights with respect to the Company and (y) there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Company.

         8.15  Subsidiaries, Etc.

         (a) Set forth in Part A of Schedule II hereto is a complete and correct list, as of the date of this Agreement, of all of the Subsidiaries of the Company, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of Schedule II hereto, as of the date of this Agreement (x) each of the Company and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule II hereto,
(y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and
(z) there are no outstanding Equity Rights with respect to such Person.

         (b) Set forth in Part B of Schedule II hereto is a complete and correct list, as of the date of this Agreement, of all Investments (other than Permitted Investments and Investments disclosed in Part A of said Schedule II hereto) held by the Company or any of its Subsidiaries in any Person and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part B of Schedule II hereto, as of the date of this Agreement, each of the Company and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents), all such Investments.

         (c) None of the Subsidiaries of the Company is, on the date of this Agreement, subject to any indenture, agreement, instrument or other arrangement of the type described in Section 9.17 hereof.

         8.16 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Obligor or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not, as of the date hereof, contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Company and its Subsidiaries to the Administrative Agent and the Lenders in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. To the Company's knowledge, there is no fact peculiar to the Company or any of its Subsidiaries (other than Unrestricted Subsidiaries) that could

                                                                 Exhibit 10.1

have a Material Adverse Effect that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

         Section 9. Covenants of the Company. Each Obligor covenants and agrees with the Lenders and the Administrative Agent that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by the Company hereunder:

         9.01 Financial Statements; Information; Etc. The Company will deliver the Agent in sufficient quantities for it to deliver to each of the Lenders:

                  (a) as soon as available and in any event within 45

         days after the end of each of the first three fiscal quarters of the Company, the Company's quarterly report on Form 10-Q for such fiscal quarter, which includes consolidated financial statements of the Company and its Consolidated Subsidiaries for such fiscal quarter;

                  (b) as soon as possible and in any event:

                           (i) within 90 days after the end of each
                  fiscal year of the Company, the Company's annual report on Form 10-K for such fiscal year, and consolidated financial statements of the Company and its Consolidated Subsidiaries for such fiscal year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that the consolidated financial statements fairly present the consolidated financial position and results of operations of the Company and its Consolidated Subsidiaries;

                           (ii) within 45 days after the end of each of
                  the first three fiscal quarters of each fiscal year, and within 90 days after the end of each fiscal year, a certificate of the Company signed by a senior financial officer (including the treasurer) of the Company setting forth the information called for by Exhibit E hereto;

                  (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports (which shall include form 8-Ks), if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                  (d) promptly upon the mailing thereof to the public shareholders of the Company, if any, generally or to holders of Senior Subordinated Debt generally, copies of all financial statements, reports and proxy statements so mailed;

                  (e) as soon as possible, and in any event within ten days after the Company knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer (including the treasurer) of the Company setting forth details respecting such event or condition and the action, if any, that the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Company or an ERISA Affiliate with respect to such event or condition):

                           (i) any reportable event, as defined in

                  Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of

                                                              Exhibit 10.1

                  such event (provided that such statement shall be required for a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
                  Section 302(e) of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Code unless the present value of unfunded vested benefits under the applicable Plan, as determined under PBGC Reg. Sec. 2615.16(b), is less than $5,000,000); and any request for a waiver under Section 412(d) of the Code for any Plan;

                           (ii) the distribution under Section 4041 of
                  ERISA of a notice of intent to terminate any Plan or any action taken by the Company or an ERISA Affiliate to terminate any Plan;

                           (iii) the institution by PBGC of proceedings
                  under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                           (iv) the complete or partial withdrawal from a
                  Multiemployer Plan by the Company or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                           (v) the institution of a proceeding by a
                  fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 60 days; and

                           (vi) the adoption of an amendment to any Plan
                  that, pursuant to Section 401(a)(29) of the Code or

                  Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Company or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

                  (f) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default specifying that such notice is a "Notice of Default" and describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto; and

                  (g) from time to time such other information regarding the Property, financial condition or operations of the Company or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

The Company will furnish to the Agent with sufficient copies for the Agent to deliver to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer (including the treasurer) of the Company (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect thereto) and
(ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Sections 9.10 and 9.11 hereof as of the end of the respective quarterly fiscal period or fiscal year.

         9.02 Litigation. The Company will promptly give to each Lender notice of all legal or arbitral proceedings,

                                                               Exhibit 10.1

and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings (excluding, in any event, proceedings related to the promulgation of laws or regulations of general applicability), affecting the Company or any of its Subsidiaries, except proceedings which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Without limiting the generality of the foregoing, the Company will give to each Lender notice of the assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Company or any of its Subsidiaries and notice of any alleged violation of or non-compliance by the Company or any of its Subsidiaries with any applicable Environmental Law or any permit, license or authorization required under any such Environmental Law, other than any Environmental Claim or alleged violation that, and any such non-compliance that, would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         9.03 Existence, Etc. The Company will, and will cause each of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) to:

                  (a) preserve and maintain its legal existence and (unless the loss of the same would not have a material adverse effect on the Company or such Subsidiary, as the case may be) all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 9.03 shall prohibit any transaction expressly permitted by Section 9.05 hereof);

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could, either individually or in the aggregate, have a Material Adverse Effect;

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP;

                  (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                  (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

                  (f) permit the Administrative Agent (and, if any Default shall be continuing, any representatives of any Lender), during normal business hours and upon reasonable prior written notice (and in any event no less than two Business Days prior notice), to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested (as to both the manner of such examination, copying, extracting, inspection or discussion, and the scope thereof) by such Lender or the Administrative Agent (as the case may be).

         9.04 Insurance. The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers or, to the extent consistent with the practice of corporations of similar size engaged in the retailing business, through self-insurance all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts, and with such deductibles and limits on coverage, as are customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

         9.05  Prohibition of Fundamental Changes

         (a) The Company will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries

                                                                 Exhibit 10.1

and Released Guarantors) to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

         (b) The Company will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person.

         (c) The Company will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests).

         (d)  Notwithstanding the foregoing paragraphs of this Section 9.05:

                  (i) any Subsidiary of the Company may be merged or consolidated with or into the Company, if the Company shall be the continuing or surviving corporation, or with or into any other Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) of the Company;

                  (ii) the Company or any of its Subsidiaries may purchase inventory and other Property to be sold or used in the ordinary course of business, make Investments permitted by
         Section 9.08 hereof, make Capital Expenditures permitted by
         Section 9.11 hereof and make Dividend Payments pursuant to
         Section 9.09 hereof;

                  (iii) the Company or any of its Subsidiaries may convey, sell, lease, transfer or otherwise dispose of (x) obsolete or worn-out Property, tools or equipment no longer used or useful in its business so long as the aggregate fair market value thereof sold in any single fiscal year by the Company and its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) shall not exceed $20,000,000, and (y) any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms;

                  (iv) the Company or any Subsidiary of the Company may

         acquire, or otherwise make Investments in, the capital stock of, Equity Rights in, and/or assets of, companies the principal business of which is substantially related or complementary to the existing lines of business of the Company and its Subsidiaries (including the financing of customer purchases) ("Related Businesses"), to the extent permitted by paragraph (j) of Section 9.08 hereof; and

                  (v) the Company or any Subsidiary of the Company may convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, (x) any Equity Right in any Released Guarantor or Unrestricted Subsidiary and (y) any Equity Right held by the Company or such Subsidiary in any Person that is not a Subsidiary of the Company.

         9.06 Limitation on Liens. The Company will not, and will not permit any of its Subsidiaries (other than an Unrestricted Subsidiary or a Released Guarantor) to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                  (a) Liens created pursuant to the Security Documents or pursuant to a mortgage granted for the benefit of the Lenders pursuant to Section 9.11(c) hereof;

                  (b) Liens in existence on the date hereof and listed in Part B of Schedule I hereto;

                  (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or

                                                              Exhibit 10.1

         which are being contested in good faith and by appropriate proceedings if, unless the amount thereof is not material with respect to it or its financial condition, adequate reserves with respect thereto are maintained on the books of the Company or the affected Subsidiaries, as the case may be, in accordance with GAAP;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 10(h) hereof;

                  (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                  (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not materially interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                  (h) Liens upon Property acquired after the date hereof (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that (i) no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 90% of the fair market value (as determined in good faith by a senior financial officer (including the treasurer) of the Company) of such Property at the time it was acquired (by purchase, construction or otherwise);

                  (i) Liens on Margin Stock held by the Company or any of its Subsidiaries (other than any capital stock of the Company or any of its Subsidiaries); and

                  (j) any extension, renewal or replacement of the foregoing; provided that the Liens permitted by this paragraph shall not extend to or cover any additional Indebtedness or Property (other than a substitution of like Property).

         9.07 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                  (a)  Indebtedness to the Lenders hereunder;

                  (b) Indebtedness outstanding on the date hereof and listed in Part A of Schedule I hereto;

                  (c)  the Senior Subordinated Debt;

                  (d) Indebtedness of Subsidiaries of the Company to the Company or to other Subsidiaries of the Company (other than Unrestricted Subsidiaries);

                                                               Exhibit 10.1

                  (e) Capital Lease Obligations to the extent permitted by Section 9.11 hereof;

                  (f)  Indebtedness of Unrestricted Subsidiaries;

                  (g) Indebtedness of Released Guarantors;

                  (h) additional Indebtedness of the Company and its Subsidiaries secured by Liens permitted under Section 9.06(h) hereof in an aggregate amount up to but not exceeding
         $40,000,000 at any one time outstanding; and

                  (i) additional unsecured Indebtedness of the Company and its Subsidiaries in an aggregate principal amount up to but not exceeding $100,000,000 at any one time outstanding during the period from (and including) October 1 in any year to January 31 of the immediately following year; provided that, in each case, the principal amount (together with any interest thereon) of such additional unsecured Indebtedness shall be repaid in full by the January 31 immediately following such October 1.

         9.08 Investments. The Company will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                  (a) Investments outstanding on the date hereof and identified in Part B of Schedule II hereto;

                  (b) Investments constituting (i) operating deposit accounts with banks and (ii) accounts receivable arising in the ordinary course of business on ordinary business terms that are not overdue;

                  (c) Permitted Investments (provided that any Permitted Investment of the type described in clause (d) of the definition thereof in Section 1.01 hereof that ceases to be rated "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Corporation must be liquidated by the Company within 60 days thereafter);

                  (d) Investments by the Company and its Subsidiaries in capital stock of Subsidiaries of the Company to the extent outstanding on the Closing Date and advances made after such date by the Company and its Subsidiaries to Subsidiaries of the Company (other than Unrestricted Subsidiaries and Released Guarantors) in the ordinary course of business;

                  (e) Interest Rate Protection Agreements for an aggregate notional amount not exceeding $300,000,000 at any one time;

                  (f) loans and advances to employees not to exceed $5,000,000 in the aggregate as to the Company and its

         Subsidiaries at any one time outstanding;

                  (g) loans and advances by the Company and its Subsidiaries to Unrestricted Subsidiaries and Released Guarantors so long as the aggregate amount thereof at any one time outstanding shall not exceed (i) during the period commencing on the date hereof and ending on the last day of the fiscal year of the Company ending on or nearest to January 31, 1999, $50,000,000, (ii) during the period commencing on the first day of the fiscal year of the Company commencing on or nearest to February 1, 1999 and ending on the last day of such fiscal year, $60,000,000 and (iii) thereafter, $75,000,000;

                  (h)  Investments by Unrestricted Subsidiaries;

                  (i)  Investments by Released Guarantors;

                                                                Exhibit 10.1

                  (j) in addition to Investments made in any Released Guarantor prior to the time it became a Released Guarantor, additional Investments by the Company and its Subsidiaries, so long as the aggregate amount paid by the Company and its Subsidiaries for all such Investments (whether in the form of cash or other consideration or in the form of liabilities assumed), net of debt Investments that have been repaid, does not exceed the sum of:

                           (i) $150,000,000, plus

                           (ii) for any period of four consecutive fiscal
                  quarters of the Company, the excess (if any) of (x) 50% of Prior Year Excess Cash Flow for such period over (y) the sum of (A) the aggregate amount of Dividend Payments made pursuant to Section 9.09(b) hereof, to the extent paid in reliance on Excess Cash Flow for such period as contemplated by clause (y) thereof, plus
                  (B) the amount of Capital Expenditures made by the Company and its Subsidiaries pursuant to Section 9.11(a)(iii) hereof in such period;

         provided that if (x) not later than five Business Days prior to any Investment pursuant to this paragraph (i) where the aggregate amount of such Investment (including liabilities assumed) exceeds $20,000,000, the Company will deliver to the Agent in sufficient quantities for it to deliver to the Lenders a certificate of a senior financial officer of the Company to the effect that, after giving effect to such Investment, the Company will be in compliance with Section 9.10 hereof, such certificate to be in form and detail (including calculations)

         reasonably satisfactory to the Administrative Agent;

                  (k)  Equity Financed Investments;

                  (l) Investments to the extent made in capital stock of the Company; and

                  (m) Investments made pursuant to Section 9.11(a)(ii) hereof.

         9.09 Dividend Payments. The Company will not directly or indirectly, through a Subsidiary or otherwise, declare or make any Dividend Payment at any time; provided that the Company may declare and make Dividend Payments in cash:

                  (a) to any employee of the Company or any of its Subsidiaries upon the termination of such employee's employment with the Company or such Subsidiary; to the extent that (i) the aggregate amount of such Dividend Payments does not exceed $1,000,000 in any fiscal year of the Company and (ii) on the date of any such Dividend Payment and after giving effect thereto, no Default shall have occurred and be continuing;

                  (b) at any time after January 31, 1998, so long as on the date of such Dividend Payment and after giving effect thereto:

                           (i) no Default shall have occurred and be
                  continuing; and

                           (ii) the aggregate amount of Dividend Payments
                  made pursuant to this clause (b) shall not exceed the sum of the following: (x) $50,000,000, plus (y) 50% of cumulative Excess Cash Flow for the period commencing on February 2, 1997, minus (z) the aggregate amount of Investments made pursuant to Section 9.08(j)(ii) hereof and the aggregate amount of Capital Expenditures made pursuant to Section 9.11(a)(iii) hereof; and

                  (c) in respect of any Preferred Stock so long as on the date of any such Dividend Payment and after giving effect thereto, no Default shall have occurred and be continuing.

                                                                  Exhibit 10.1

         9.10  Financial Covenants

         (a) Fixed Charge. The Company will not permit the Fixed Charge Ratio for the last day of any fiscal quarter of the Company ending on or nearest to the respective dates set forth below to be less than the ratio set forth below opposite such date.


                 Fiscal Quarter-end                           Ratio

                 October 31, 1997                            .92 to 1

                 January 31, 1998                           1.20 to 1

                 April 30, 1998                             1.05 to 1

                 July 31, 1998                              1.05 to 1

                 October 31, 1998                           1.05 to 1

                 January 31, 1999                           1.20 to 1

                 April 30, 1999                             1.20 to 1

                 July 31, 1999                              1.20 to 1

                 October 31, 1999                           1.20 to 1

                 January 31, 2000, and each
                 fiscal quarter thereafter                  1.25 to 1

         (b) Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio for the last day of any fiscal quarter of the Company ending on or nearest to the respective dates set forth below to be less than the ratio set forth below opposite such date:

                 Fiscal Quarter-end                          Ratio

                 October 31, 1997                           1.40 to 1

                 January 31, 1998                           1.40 to 1

                 April 30, 1998                             1.40 to 1

                 July 31, 1998                              1.40 to 1

                 October 31, 1998                           1.40 to 1

                 January 31, 1999                           1.45 to 1

                 April 30, 1999                             1.45 to 1

                 July 31, 1999                              1.45 to 1

                                                              Exhibit 10.1

                 October 31, 1999                           1.45 to 1

                 January 31, 2000, and each
                 fiscal quarter thereafter                  1.50 to 1


         (c) Leverage Ratio. The Company will not permit the Leverage Ratio on the last day of any fiscal quarter of the Company ending on or nearest to the respective dates set forth below to exceed the ratio set forth below opposite such date:


                  Fiscal Quarter-end                          Ratio

                  October 31, 1997                          4.20 to 1

                  January 31, 1998                          2.10 to 1

                  April 30, 1998                            3.00 to 1

                  July 31, 1998                             3.00 to 1

                  October 31, 1998                          3.00 to 1

                  January 31, 1999                          2.25 to 1

                  April 30, 1999                            2.50 to 1

                  July 31, 1999                             2.50 to 1

                  October 31, 1999                          2.50 to 1

                  January 31, 2000                          2.00 to 1

                  April 30, 2000                            2.25 to 1

                  July 31, 2000                             2.25 to 1

                  October 31, 2000                          2.25 to 1

                  January 31, 2001                          1.75 to 1

                  April 30, 2001                            2.25 to 1

                  July 31, 2001                             2.25 to 1

                  October 31, 2001                          2.25 to 1

                  January 31, 2002                          1.75 to 1

                  April 30, 2002                            2.25 to 1

                  July 31, 2002                             2.25 to 1

         9.11  Capital Expenditures; Sale Lease-backs; Etc.

                                                              Exhibit 10.1


      (a) Limit on Capital Expenditures. The Company will not permit the aggregate amount of Capital Expenditures (other than Equity Financed Capital Expenditures) in any fiscal year of the Company to exceed the sum of the following:

                           (i) for each fiscal year ending on or nearest
                  to the respective dates set forth below, the amount set forth opposite such date:


                       Fiscal Year End                 Amount

                       January 31, 1997             $150,000,000
                       January 31, 1998             $150,000,000
                       January 31, 1999             $175,000,000
                       January 31, 2000             $190,000,000
                       January 31, 2001             $190,000,000
                       January 31, 2002             $190,000,000; plus

                           (ii)for such fiscal year, an amount not to
                  exceed 75% of the aggregate amount of Capital Expenditures permitted by clause (i) of this Section 9.11(a) for the immediately preceding fiscal year (the "Carryforward Amount") and not made in such immediately preceding fiscal year (or, instead of using the Carryforward Amount to make additional Capital Expenditures in such fiscal year, all or any portion of the Carryforward Amount may be used to make Investments in such fiscal year); plus

                           (iii) for any period of four consecutive
                  fiscal quarters of the Company, an additional amount not to exceed the excess (if any) of (x) 50% of Prior Year Excess Cash Flow for such period over (y) the sum of (A) the aggregate amount of Dividend Payments made pursuant to Section 9.09(b) hereof, to the extent paid in reliance on Excess Cash Flow for such period as contemplated by clause (y) thereof, plus (B) the amount of Investments made by the Company and its Subsidiaries pursuant to Section 9.08(j)(ii) hereof in such fiscal year.

For purposes of making determinations under this Section 9.11(a), any Capital Expenditures shall be allocated first to Equity Financed Capital Expenditures (to the extent permitted under the definition of "Equity Financed" in Section 1.01 hereof) and then to the maximum amount of Capital Expenditures permitted under this Section 9.11(a).

         (b) Specified Capital Expenditures. The Company shall not permit the aggregate amount of expenditures with respect to Projects that have not yet been made the subject of a Sale Lease-back to exceed $50,000,000 at any time.

         (c) Mortgages. If any Project shall not have become the subject of a Sale Lease-back within 24 months after the first Capital Expenditures are made with respect to such Project, the Company shall, within 30 days after the end of such 24th month, deliver or cause to be delivered to the Administrative Agent one or more mortgages or deeds of trust and related fixture filings, in form and substance satisfactory to the Administrative Agent, covering the real property and fixtures (other than leased fixtures) included in such Project and securing the obligations of the Obligors hereunder and under the Notes, and shall cause the same to be duly recorded in the appropriate offices so that such mortgage or deed of trust constitutes a first priority mortgage Lien in and to all of such real property and fixtures. Any such mortgage or deed of trust shall provide that, so long as no Default is continuing,
(i) the Lenders shall release such mortgage or deed of trust to permit the sale of such real property and (ii) the proceeds of any such sale need not be applied to the obligations of the Company hereunder.

         9.12 Subordinated Indebtedness. Neither the Company nor any of its Subsidiaries will defease, purchase,

                                                              Exhibit 10.1

redeem, retire, exchange any securities for or otherwise acquire for value, or set apart any money or obligations for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Senior Subordinated Debt, except for (a) regularly scheduled payments of principal and interest in respect thereof required to be made pursuant to the Senior Subordinated Debt Documents to the extent permitted to be made by the subordination provisions thereof and (b) the redemption of the Outstanding Subordinated Notes contemplated by Section 9.15 hereof.

         9.13 Lines of Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any line or lines of business activity other than those engaged in by them on the Closing Date, any Related Businesses and any other lines of business (in, or in connection with, any medium) related to, or complementary with, the selling of books.

         9.14 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:

                  (a) make any Investment in an Affiliate of the Company or in any of its Subsidiaries;

                  (b) transfer, sell, lease, assign or otherwise dispose of any Property to any such Affiliate;


                  (c) merge into or consolidate with or purchase or acquire Property from any such Affiliate; or

                  (d) enter into any other transaction directly or indirectly with or for the benefit of any such Affiliate
         (including, without limitation, Guarantees and assumptions of obligations of any such Affiliate);

provided that (i) any Affiliate of the Company or any of its Subsidiaries who is an individual may serve as a director, officer or employee of the Company or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity, (ii) the Company and its Subsidiaries may enter into transactions (other than Investments by the Company or any of its Subsidiaries in any Affiliate of the Company or any of its Subsidiaries) in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate of the Company or any of its Subsidiaries,
(iii) Investments may be made in Affiliates to the extent permitted under
Section 9.08 hereof and (iv) any Unrestricted Subsidiary or Released Guarantor may enter into any transaction with a Person not an Affiliate of the Company.

         9.15 Use of Proceeds. The Company will use the proceeds of the Loans hereunder solely to repay Indebtedness as contemplated by Section 7.01(h) hereof, to finance Capital Expenditures permitted by Section 9.11 hereof, to acquire Related Businesses and make other Investments as contemplated by Section
9.08 hereof, to redeem up to $190,000,000 face amount of the Outstanding Subordinated Notes (and to pay any related fees and premiums), and for general corporate purposes, including, without limitation, in connection with the activities contemplated or permitted by this Agreement to be undertaken by the Company and its Subsidiaries (in compliance with all applicable legal and regulatory requirements); provided that (a) $200,000,000 of the Commitments shall be used solely to redeem Outstanding Subordinated Notes (and to pay any related fees and premiums), and (b) neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

         9.16  Certain Obligations Respecting Subsidiaries

         (a) Subject to Section 9.05 hereof, the Company will, and will cause each of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) is, except for any Permitted Management Ownership, a Wholly Owned Subsidiary.

                                                                  Exhibit 10.1


         (b) Without limiting the generality of the foregoing (but subject to Section 9.05 hereof), the Company will not, and will not permit any of its Subsidiaries (other than any Unrestricted Subsidiary or Released Guarantor) to, convey, sell, transfer or otherwise dispose of any shares of capital stock of any Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) owned by them, nor permit any such Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) to issue any shares of capital stock of any class whatsoever to any Person (other than to the Company or another Obligor), except for any Permitted Management Ownership. In the event that any such additional shares of stock (other than any shares representing any Permitted Management Ownership) shall be issued by any such Subsidiary, the respective Obligor agrees forthwith to deliver to the Administrative Agent pursuant to the Security Agreement the certificates representing such shares of stock, accompanied by undated stock powers executed in blank and shall take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Agreement.

         9.17 Additional Subsidiary Guarantors. In the event that the Company shall, after the date hereof, hold or acquire any Subsidiary (other than an Unrestricted Subsidiary or a Released Guarantor) that is not a Subsidiary Guarantor hereunder, the Company will, and will cause each of its Subsidiaries to, cause such Subsidiary (a) to execute and deliver a written instrument in form and substance satisfactory to the Administrative Agent pursuant to which such Subsidiary shall become a "Subsidiary Guarantor" and, thereby, an "Obligor" hereunder and (b) to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with that delivered by each Obligor pursuant to Section 7.01 hereof on the Closing Date or as the Majority Lenders or the Administrative Agent shall have reasonably requested.

         9.18  Modifications of Certain Documents

         (a) The Company will not consent to any modification, supplement or waiver of any provision of the Senior Subordinated Debt Documents unless the same (x) results in more favorable terms or conditions for the Company and (y) would not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders.

         (b) The Company will not consent to any modification, supplement or waiver of any of the provisions of the License Agreement that would reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders.

         9.19 Sales of Accounts. At all times during which the Company is not Investment Grade, the Company will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries and Released Guarantors) to, sell with or without recourse, or discount or otherwise sell for less than the face value thereof, any of their notes or accounts receivable (or any portion thereof), except for compromises made in the ordinary course of business.

         9.20 Release of Collateral. At any time that the Company is Investment Grade, the Agent shall, at the request of the Company, release all of the Collateral from the Lien of the Security Agreement.


         Section 10. Events of Defaults. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                  (a) The Company shall: (i) default in the payment of any principal of any Loan or any Reimbursement Obligation when due (whether at stated maturity or upon mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan, any fee or any other amount payable by it hereunder or under any other Basic Document when due and such default shall have continued unremedied for three or more Business Days; or

                  (b) The Company or any of its Significant Subsidiaries shall default in the payment when due of any principal of or interest on any of its Indebtedness aggregating $25,000,000 or more (other than the

                                                             Exhibit 10.1

         Indebtedness referred to in paragraph (a) above); or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof or, in the case of an Interest Rate Protection Agreement, to permit the payments owing under such Interest Rate Protection Agreement to be liquidated; or

                  (c) Any representation, warranty or certification made or deemed made herein or in any other Basic Document (or in any modification or supplement hereto or thereto) by any Obligor, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect, and (if such false or misleading representation is reasonably likely to be capable of being promptly made to be no longer false and misleading by actions of the Company) the same shall continue unremedied for at least 30 days after any executive officer of the Company knows or has reason to believe that such representation, warranty or certification is false or misleading; or

                  (d) (i) The Company shall default in the performance of any of its obligations under any of Sections 9.01(f), 9.03(a),

         9.05, 9.06, 9.07, 9.08, 9.09, 9.10, 9.11, 9.12 or 9.14 hereof;
         or (ii) any Obligor shall default in the performance of any of its obligations under Section 4.02 or 5.02 of the Security Agreement; or (iii) any Obligor shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default (if remediable) shall continue unremedied for a period of 30 days after notice thereof to the Company by the Administrative Agent or any Lender (through the Administrative Agent); or

                  (e) The Company or any of its Significant Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) The Company or any of its Significant Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of its debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) A proceeding or case shall be commenced, without the application or consent of the Company or any of its Significant Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or such Significant Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of the Company or such Significant Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing (other than an order for relief in an involuntary case under the Bankruptcy Code) shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or such Significant Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

                                                               Exhibit 10.1

                  (h) A judgment or judgments for the payment of money in excess of $25,000,000 in the aggregate (exclusive of judgment amounts to the extent covered by insurance where the insurer has admitted liability in respect of such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Company or any of its Significant Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 45 days from the date of entry thereof and the Company or the relevant Significant Subsidiary shall not, within said period of 45 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) An event or condition specified in Section 9.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any ERISA Affiliate shall incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which has a Material Adverse Effect; or

                  (j) There shall have been asserted against the Company or any of its Significant Subsidiaries claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of Hazardous Materials by the Company or any of its Subsidiaries or Affiliates, or any predecessor in interest of the Company or any of its Subsidiaries or Affiliates, or relating to any site or facility owned, operated or leased by the Company or any of its Subsidiaries or Affiliates, which claims or liabilities (insofar as they are payable by the Company or any of its Significant Subsidiaries but after deducting any portion thereof which is reasonably expected to be paid by other Persons jointly and severally liable therefor), in the judgment of the Majority Lenders are reasonably likely to be determined adversely to the Company or any of its Significant Subsidiaries, and the amount thereof is, either individually or in the aggregate, reasonably likely to have a Material Adverse Effect; or

                  (k)  Any Change of Control shall occur; or

                  (l) Except for expiration in accordance with its terms, any of the Security Documents shall be terminated or shall cease to be in full force and effect, for whatever reason; or at any time after the Closing Date the Administrative Agent shall not have (for the benefit of the Lenders), as collateral security for the Secured Obligations referred to in the Security Agreement, a valid prior perfected first Lien on and security interest in the Properties intended to be covered by the Security Documents, in each case subject to no equal or prior

         Liens; or any of the Guarantees set forth in Section 6 hereof shall cease to be in full force and effect for any reason;

THEREUPON: (1) in the case of an Event of Default other than one referred to in paragraph (e), (f) or (g) of this Section 10 with respect to any Obligor, the Administrative Agent may and, upon request of the Majority Lenders, shall, by notice to the Company, terminate the Commitments and/or declare all or any portion the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section
5.05 or 5.06 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (2) in the case of the occurrence of an Event of Default referred to in paragraph (e), (f) or (g) of this
Section 10 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

                                                              Exhibit 10.1

         In addition, if the Administrative Agent (or the Majority Lenders through the Administrative Agent) so requests by notice to the Company upon or following a declaration by the Administrative Agent pursuant to the preceding paragraph that the principal amount then outstanding of, and accrued interest on, the Loans and Reimbursement Obligations and all other amounts payable by the Company hereunder and under the Notes have become due and payable, the Company shall (and, in the case of any Event of Default referred to in paragraph (e), (f) or (g) of this Section 10 with respect to any Obligor, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by the Administrative Agent in the Collateral Account subject to and in accordance with the terms of the Security Agreement.


         Section 11.  The Administrative Agent

         11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably (subject to Section 11.08 hereof) appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Basic Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and of the other Basic Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Basic Documents, and shall not by reason of this Agreement or any other Basic Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required (except to the extent expressly required under Section
11.03 hereof) to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Company to such assignment or transfer (to the extent provided in Section 12.06(b) hereof).

         11.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Basic Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on Loans, Reimbursement Obligations

                                                                Exhibit 10.1

or of commitment fees) unless the Administrative Agent has received notice from a Lender or the Company specifying such Default and stating that such notice is a notice of default. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to Sections
11.07 and 12.04 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.

         11.04 Rights as a Lender. With respect to its Commitments and the Loans made by it, Chase (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Chase (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and Chase and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         11.05 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 12.03 hereof, but without limiting the obligations of the Company under said Section 12.03) ratably in accordance with the aggregate principal amount of the Loans and Reimbursement Obligations held by the Lenders (or, if no Loans or Reimbursement Obligations are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Company is obligated to pay under Section 12.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

         11.06 Non-Reliance on Administrative Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Company or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company or any of its Subsidiaries (or any of their affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.

                                                               Exhibit 10.1

         11.07 Failure to Act. Except for action expressly required of the Administrative Agent hereunder and under the other Basic Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

         11.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right (after consultation with and, if no Default is then continuing, approval by, the Company) to appoint a successor Administrative Agent; provided that such successor Administrative Agent shall have total assets in excess of $50,000,000,000. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be a bank that has an office in New York, New York and shall have total assets in excess of $50,000,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

         11.09 Agency Fee. So long as the Commitments are in effect and until payment in full of the principal of and interest on the Loans and all other amounts payable by the Company hereunder, the Company will pay to the Administrative Agent an agency fee in the amount specified in the Fee Letter, payable annually in advance commencing on the date of execution and delivery of this Agreement by all parties hereto and on each anniversary thereof. Such fee, once paid, shall be non-refundable.

         11.10 Consents under Basic Documents. Except as otherwise provided in
Section 12.04 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Basic Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release any collateral or otherwise terminate any Lien under any Basic Document providing for collateral security, or agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Basic Document).


         Section 12.  Miscellaneous

         12.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         12.02 Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this

                                                                  Exhibit 10.1

Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for

Notices" specified below its name on the signature pages hereof (below the name of the Company, in the case of any Subsidiary Guarantor); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered by hand or overnight courier or, in the case of a notice sent by first class certified mail, postage prepaid, three days after mailing in each case given or addressed as aforesaid.

           12.03 Expenses, Etc. The Company agrees to pay or reimburse each of the Lenders and the Administrative Agent for paying: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Mayer, Brown & Platt, special New York counsel to Chase, CIBC and ING), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the extensions of credit hereunder, (ii) any modification, supplement or waiver of any of the terms of this Agreement or any of the other Basic Documents and (iii) any release of Collateral pursuant to Section 9.20 hereof; (b) all costs and expenses of the Lenders and the Administrative Agent (including, without limitation, reasonable counsels' fees) in connection with
(i) any Default, any waiver whatsoever thereof, and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Company hereunder or under any of the other Basic Documents and (ii) the enforcement of this Section 12.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Basic Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Basic Document or any other document referred to therein.

         The Company hereby agrees to indemnify the Administrative Agent and each Lender and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent to any Lender, whether or not the Administrative Agent or any Lender is a party thereto but excluding costs or expenses incurred in connection with negotiating, documenting or effecting any assignment or participation made pursuant to Section 12.06 hereof) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), and each Obligor party hereto hereby agrees not to assert any claim against the Administrative Agent, any Lender, any of their affiliates or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Basic Document. Without limiting the generality of the foregoing, the Company will (i) indemnify the Administrative Agent for any payments that the Administrative Agent is required to make under any indemnity issued to any bank referred to in Section 4.02 of the Security Agreement to which remittances in respect to Accounts, as defined therein, are to be made and (ii) indemnify the Administrative Agent and each Lender from, and hold the Administrative Agent and each Lender harmless against, any losses, liabilities, claims, damages or expenses described in the preceding sentence (but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Company or any of its Subsidiaries (or any predecessor in interest to the Company or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased by the Company or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials from any such site or facility, including any such Release or threatened Release which shall occur during any period when the

                                                                Exhibit 10.1

Administrative Agent or any Lender shall be in possession of any such site or facility following the exercise by the Administrative Agent or any Lender of any of its rights and remedies hereunder or under any of the Security Documents unless such Release is solely the direct result of avoidable conduct on the part of the Administrative Agent or such Lender.

           12.04 Amendments, Etc. .Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company, the Administrative Agent and the Majority Lenders, or by the Company and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that:

                  (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders (i) increase or extend the term of the Commitments, or extend the time or waive any requirement for the reduction or termination of the Commitments, (ii) extend any date fixed for the payment of principal of or interest on any Loan, the Reimbursement Obligations or any fee hereunder (other than any fee payable solely for account of the Administrative Agent, the Swingline Bank or the Issuing Bank), (iii) reduce the amount of any such payment of principal or Reimbursement Obligations, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder (other than any fee payable solely for account of the Administrative Agent, the Swingline Bank or the Issuing Bank), (v) increase the rights or reduce the obligations of the Company to prepay Loans, (vi) alter the terms of any of Sections 4.02, 4.07 and 11.10 hereof or this Section 12.04,
         (vii) modify the definitions of the terms "Majority Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (viii) waive any of the conditions precedent set forth in Section 7 hereof, (ix) release any Subsidiary Guarantor from any of its obligations under Section 6 hereof (except as provided in Section 6.09 hereof) or (x) permit any Obligor to sell all or substantially all of its Property (except as expressly provided in this Agreement); and

                  (b) any modification of any of the rights or obligations of the Administrative Agent, the Swingline Bank or the Issuing Bank hereunder shall require the consent of the Administrative Agent, the Swingline Bank or the Issuing Bank (as the case may be).

         12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12.06  Assignments and Participations

         (a) No Obligor may assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Administrative Agent.

         (b) Each Lender may, at any time or from time to time, assign to one or more other Eligible Assignees or other Lenders all or any portion of its Revolving Credit Loans, its Revolving Credit Notes, its Commitments, and its Letter of Credit Interest (but only with the consent of the Company and the Administrative Agent (which consents shall not be unreasonably withheld or delayed) and, in the case of a Revolving Credit Commitment or a Letter of Credit Interest, the Issuing Bank and, in the case of a Revolving Credit Commitment, the Swingline Bank); provided that
(i) no such consent by the Company shall be required if any Event of Default shall have occurred and be continuing at the time of such assignment; (ii) any such partial assignment (other than any such assignment to another Lender) shall be in an amount at least equal to $10,000,000 and, after giving effect thereto, the assignor shall have a Revolving Credit Commitment at least equal to $10,000,000; and (iii) each such assignment shall be made in such manner so that the same portion of the assigning Lender's Revolving Credit Loans, Revolving Credit Note, Revolving Credit Commitment, and Letter of Credit Interest is assigned to the respective assignee. Upon execution

                                                               Exhibit 10.1

and delivery by the assignee to the Company, the Administrative Agent and the Issuing Lender of an instrument in writing pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitments, Loans and, if applicable, Letter of Credit Interest specified in such instrument, and upon consent thereto by the Company, the Administrative Agent and the Issuing Lender, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Company, the Administrative Agent and the Issuing Bank), the obligations, rights and benefits of a Lender hereunder holding the Commitments, Loans and, if applicable, Letter of Credit Interest (or portions thereof) assigned to it (in addition to the Commitments, Loans and Letter of Credit Interest, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitments (or portion thereof) so assigned. Upon each such assignment the assigning Lender shall pay the Administrative Agent an assignment fee of $3,500.

         (c) A Lender may, at any time or from time to time, sell or agree to sell to one or more other Persons a participation in all or any part of any Loans or Letter of Credit Interest held by it, or in its Commitments, in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions of Sections 9.01(g), 5.05, 5.06, 5.07 and 12.03 hereof with respect to its participation in such Loans, Letter of Credit Interest and Commitments as if (and the Company shall be directly obligated to such Participant under such provisions as if) such Participant were a "Lender" for purposes of said Section, but, except for the rights of the Lenders under Section 4.06(c) hereof, shall not have any other rights or benefits under this Agreement or any Note or any other Basic Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Company to any Lender under Section 5 hereof in respect of the Loans and Letter of Credit Interest held by it, and its Commitments, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans, Letter of Credit Interest and Commitments, and as if such Lender were funding each of such Loan, Letter of Credit Interest and Commitments in the same way that it is funding the portion of such Loan, Letter of Credit Interest and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Basic Document except that such Lender may agree with the Participant that such Lender will not, without the consent of the Participant, agree to (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Lender's Commitments, (ii) extend any date fixed for the payment of principal of or interest on the related Loan or Loans, Reimbursement Obligations or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal,
(iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, (v) increase the rights or reduce the obligations of the Company to prepay the related Loans or (vi) consent to any modification, supplement or waiver of this Agreement or any of the other Basic Documents to the extent that the same, under Section 11.10 or 12.04 hereof, requires the consent of each Lender.

         (d) In addition to the assignments and participations permitted by the foregoing provisions of this Section 12.06, any Lender may assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Note shall be fully transferrable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

         (e) A Lender may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.13 hereof.

         (f) Anything in this Section 12.06 to the contrary notwithstanding, neither the Company nor any of its Subsidiaries or Affiliates may acquire (whether by assignment, participation or otherwise), and no Lender shall assign or participate to the Company or any of its Subsidiaries or Affiliates, any interest in any Commitments, Loan or Reimbursement Obligation without the prior consent of each Lender.

                                                               Exhibit 10.1

         (g) The Swingline Bank may not assign or sell participations in all or any part of its Swingline Loans, the Swingline Note or the Swingline Commitment; provided that the Swingline Bank may assign to another Lender all of its obligations, rights and benefits in respect of the Swingline Loans, the Swingline Note and the Swingline Commitment with the consent of the Company (such consent not to be unreasonably withheld or delayed). The Company may, from time to time, upon at least 30 days prior notice, replace the Lender then acting as Swingline Bank with one or more other Lenders, or add one or more other Lenders as additional Swingline Banks (and, if so replaced with more than one other Lender, or any other Swingline Banks are so added, such Lenders acting as Swingline Bank shall enter into arrangements to ensure compliance with the terms and conditions hereof relating to the Swingline Commitment). Upon the effectiveness of any such assignment, the assignee shall have the obligations, rights and benefits of the Swingline Bank hereunder, and the Swingline Bank shall be released from the Swingline Commitment.


          12.07 Survival. The obligations of the Company under Sections 5.01, 5.05, 5.06, 5.07 and 12.03 hereof, the obligations of each Subsidiary Guarantor under Section 6.03 hereof, and the obligations of the Lenders under Section
11.05 and Section 12.13 hereof shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments for a period of two years (provided that any claim or demand made by the Administrative Agent or any Lender with respect to any such obligation prior to the end of such two-year period shall survive the expiration of such period). In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit (whether by means of a Loan or a Letter of Credit), herein or pursuant hereto shall survive the making of such representation and warranty for a period of two years (provided that any claim or demand made by the Administrative Agent or any Lender with respect to any such representation or warranty prior to the end of such two-year period shall survive the expiration of such period), and no Lender shall be deemed to have waived, by reason of making any extension of credit hereunder (whether by means of a Loan or a Letter of Credit), any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

         12.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         12.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         12.10 Governing Law; Submission to Jurisdiction. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         12.11 Waiver of Jury Trial. EACH OF THE OBLIGORS, THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUING BANK AND THE SWINGLINE BANK HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                                                Exhibit 10.1

         12.12 Complete Agreement. This Agreement, the Notes and the other Basic Documents contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein or therein. This Agreement and the other Basic Documents supersede all prior drafts and communications with respect thereto.

         12.13 Confidentiality. Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use such precautions as it uses to maintain the confidentiality of its own confidential information, and in accordance with safe and sound banking practices, any information supplied to it by the Company or any of its Subsidiaries pursuant to this Agreement that is not publicly available, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Lenders or the Administrative Agent,
(iii) to bank examiners, auditors or accountants, (iv) to the Administrative Agent or any other Lender, (v) in connection with any litigation to which any one or more of the Lenders or the Administrative Agent is a party, (vi) to a subsidiary or affiliate of such Lender or (vii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender and the Company a confidentiality agreement in a form reasonably acceptable to the Company and such Lender.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                BARNES & NOBLE, INC.



                                By____________________________
                                 Title:

                                Address for Notices:

                                122 Fifth Avenue
                                New York, New York 10011

                                Attention:  Chief Financial Officer

                                Telecopier No.: (212) 675-0413

                                Telephone No.:  (212) 633-3300

                                With a copy to:

                                Robinson Silverman Pearce Aronsohn
                                & Berman LLP
                                1290 Avenue of the Americas
                                New York, New York 10104

                                Attention:  Michael N. Rosen, Esq.

                                Telecopier No.: (212) 541-4630

                                Telephone No.:  (212) 541-2200

                                                                Exhibit 10.1

                                SUBSIDIARY GUARANTORS

                                B. DALTON BOOKSELLER, INC.



                                By____________________________
                                  Title:

                                BARNES & NOBLE BOOKSELLERS, INC.



                                By____________________________
                                  Title:

                                BARNESANDNOBLE.COM INC.



                                By____________________________
                                  Title:

                                MARBORO BOOKS CORP.



                                By___________________________
                                  Title:

                                DOUBLEDAY BOOK SHOPS, INC.



                                By___________________________
                                  Title:

                                CCI HOLDINGS, INC.



                                By___________________________
                                  Title:

                                                                Exhibit 10.1

                                 LENDERS

                                 THE CHASE MANHATTAN BANK

Revolving Credit Commitment
$70,000,000
                                 By____________________________
                                  Title:

                                 Lending Office for all Loans:

                                 One Chase Manhattan Plaza
                                 New York, New York 10081

                                 Address for Notices:

                                 1411 Broadway
                                 New York, New York 10018

                                 Attention:  Ms. Maria B. Florez

                                 Telecopier No.: (212) 391-2465

                                 Telephone No.:  (212) 391-7642

                                                                Exhibit 10.1

                                 LENDERS

                                 CIBC INC.

Revolving Credit Commitment
$45,000,000
                            By____________________________
                                  Title:



                                 Lending Office for all Loans:

                                 c/o Canadian Imperial Bank of Commerce
                                 Two Paces West, Suite 1200
                                 2727 Paces Ferry Road
                                 Atlanta, Georgia  30339

                                 Address for Notices:

                                 c/o Canadian Imperial Bank of Commerce
                                 Two Paces West, Suite 1200
                                 2727 Paces Ferry Road
                                 Atlanta, Georgia  30339

                                 Attention:  Ms. Kim Perrone

                                 Telecopier No.: (404) 319-4950

                                 Telephone No.:  (404) 319-4829

                                                                Exhibit 10.1

                                 LENDERS

                                 ING (U.S.) CAPITAL CORPORATION

Revolving Credit Commitment
$45,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 135 East 57th Street
                                 New York, New York 10022-2101

                                 Address for Notices:

                                 135 East 57th Street
                                 New York, New York 10022-2101

                                 Attention:  Mr. Alex J. van der Laan

                                 Telecopier No.: (212) 758-7925

                                 Telephone No.:  (212) 409-1851

                                                                Exhibit 10.1

                                 LENDERS

                                 THE BANK OF NOVA SCOTIA


Revolving Credit Commitment
$35,000,000
                                 By___________________________
                                  Title: Authorized Signatory

                                 Lending Office for all Loans:

                                 The Bank of Nova Scotia
                                 One Liberty Plaza
                                 New York, New York 10006

                                 Address for Notices:

                                 One Liberty Plaza
                                 New York, New York 10006

                                 Attention:  Ms. Meredith Wedeking

                                 Telecopier No.: (212) 225-5090

                                 Telephone No.:  (212) 225-5017

                                                                Exhibit 10.1

                                 LENDERS

                                 FIRST UNION NATIONAL BANK

Revolving Credit Commitment
$35,000,000
                                 By___________________________
                                  Title: Vice President

                                 Lending Office for all Loans:

                                 190 River Road, 2nd Floor
                                 Summit, NJ 07901

                                 Attention: Robert H. Doherty, SVP

                                 Telecopier No.: (908) 598-3085

                                 Telephone No.:  (908) 598-3076

                                 Address for Notices:

                                 190 River Road, 2nd Floor
                                 Summit, NJ 07901

                                 Attention: Mary Tenore

                                 Telecopier No.: (908) 598-3084

                                 Telephone No.:  (908) 598-3065

                                                                Exhibit 10.1

                                 LENDERS

                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED


Revolving Credit Commitment
$35,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 The Industrial Bank of Japan, Limited
                                 New York Branch
                                 1251 Avenue of the Americas
                                 New York, NY 10020-1104

                                 Address for Notices:

                                 1251 Avenue of the Americas
                                 New York, NY 10020-1104

                                 Attention:  Mr. J. Kenneth Biegen

                                 Telecopier No.: (212) 282-4488

                                 Telephone No.:  (212) 282-3460

                                                                Exhibit 10.1

                                 LENDERS

                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "RABOBANK
                                 NEDERLAND", NEW YORK BRANCH

Revolving Credit Commitment
$35,000,000
                                 By___________________________
                                  Title:


                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 245 Park Avenue
                                 New York, New York 10167
                                 Attention: Corporate Services Dept.
                                 Fax: (212) 818-0233
                                 Phone:  (212) 916-7800

                                 Address for Notices:

                                 245 Park Avenue
                                 New York, NY  10167

                                 Attention:  Dana W. Hemenway

                                 Telecopier No.: (212) 916-7837

                                 Telephone No.:  (212) 916-7924

                                                                Exhibit 10.1

                                 LENDERS

                               SUMMIT BANK


Revoling Credit Commitment
$35,000,000                 By___________________________
                                 Title:



                                 Lending Office for all Loans:

                                 750 Walnut Avenue, 3rd Floor
                                 Cranford, N.J. 07016

                                 Attention: Dave Lyons
                                 Fax: 908-709-6433
                                 Phone: 908-709-5361


                                 Address for Notices:

                                 750 Walnut Avenue, 3rd Floor
                                 Cranford, N.J. 07016

                                 Attention: Carolyn Swiss
                                 Telecopier No.: 201-641-4462
                                 Telephone No.:  201-229-5288

                                                                Exhibit 10.1

                                 LENDERS

                                 BANK OF MONTREAL


Revolving Credit Commitment
$25,000,000
                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:
                                 Bank of Montreal
                                 115 South LaSalle Street
                                 13th Floor West
                                 Chicago, IL 60603

                                 Attention: Robert Cannon
                                 Fax:   (312) 750-1789
                                 Phone: (312) 750-3475


                                 Address for Notices:
                                 Bank of Montreal
                                 115 South LaSalle Street
                                 11th Floor West
                                 Chicago, IL 60603

                                 Attention: Ninfa Arenas

                                 Telecopier No.: (312) 750-4345
                                 Telephone No.:  (312) 750-3453

                                                                Exhibit 10.1

                                 LENDERS

                                 THE BANK OF NEW YORK


Revolving Credit Commitment
$25,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 1 Wall Street
                                 New York, New York 10286

                                 Address for Notices:

                                 1 Wall Street
                                 New York, New York 10286

                                 Attention: Howard F. Bascom, Jr.

                                 Telecopier No.: (212) 635-1481

                                 Telephone No.:  (212) 635-7894

                                                                Exhibit 10.1

                                 LENDERS

                                 BANK OF TOKYO-MITSUBISHI TRUST COMPANY


Revolving Credit Commitment
$25,000,000
                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 Bank of Tokyo-Mitsubishi Trust Company
                                 1251 Avenue of the Americas
                                 New York, New York 10020

                                 Attention: Lillian Kim
                                 Fax:   (212) 782-6445
                                 Phone: (212) 782-4225


                                 Address for Notices:

                                 Bank of Tokyo-Mitsubishi Trust Company
                                 1251 Avenue of the Americas
                                 New York, New York 10020

                                 Attention: Rolando Uy

                                 Telecopier No.: (212) 766-3127
                                 Telephone No.:  (201) 413-8570

                                                                Exhibit 10.1

                                 LENDERS

                                 CORESTATES BANK, N.A.


Revolving Credit Commitment
$25,000,000

                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 Corestates Bank, N.A.
                                 1345 Chestnut Street
                                 Philadelphia, PA 19101-7618

                                 Address for Notices:

                                 1345 Chestnut Street
                                 Philadelphia, PA 19101-7618

                                 Attention:  Mr. John A. Ginter

                                 Telecopier No.: (215) 973-7671

                                 Telephone No.:  (215) 973-2253

                                                                Exhibit 10.1
                                 LENDERS

                                 CREDIT LYONNAIS NEW YORK BRANCH


Revolving Credit Commitment
$25,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 Credit Lyonnais New York Branch
                                 1301 Avenue of the Americas
                                 New York, New York  10019

                                 Address for Notices:

                                 1301 Avenue of the Americas
                                 New York, New York 10019

                                 Attention: Silvana Burdick

                                 Telecopier No.: (212) 459-3179

                                 Telephone No.:  (212) 261-7343

                                                                Exhibit 10.1
                                 LENDERS

                                 DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                  CAYMAN ISLANDS BRANCH


Revolving Credit Commitment
$25,000,000
                                 By___________________________
                                  Title:


                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:
                                 31 West 52nd Street
                                 24th Floor
                                 New York, NY 10019

                                 Address for Notices:

                                 31 West 52nd Street
                                 24th Floor
                                 New York, NY 10019

                                 Attention:  Ms. Susan M. O'Connor

                                 Telecopier No.: (212) 469-7936

                                 Telephone No.:  (212) 469-8208

                                                                Exhibit 10.1
                                 LENDERS

                                 MELLON BANK, N.A.


Revolving Credit Commitment
$25,000,000

                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 Mellon Bank, N.A.
                                 Loan Administration
                                 Room 1203 Three Mellon Bank Center
                                 Pittsburgh, PA 15259-0003

                                 Address for Notices:

                                 One Mellon Bank Center
                                 Room 151-4535
                                 Pittsburgh, PA 15258-0001

                                 Attention:  Ms. Maribeth Donnelly

                                 Telecopier No.: (412) 236-1914

                                 Telephone No.:  (412) 236-2472

                                                                Exhibit 10.1

                                 LENDERS

                                 SAKURA BANK LTD.


Revolving Credit Commitment
$25,000,000                      By___________________________
                                  Title: Vice President


                                 Lending Office for all Loans:
                                 277 Park Avenue
                                 New York, NY 10172

                                 Attention: Patricia Walsh
                                 Fax:    (212) 756-6781
                                 Phone:  (212) 756-6788


                                 Address for Notices:
                                 277 Park Avenue
                                 New York, NY 10172

                                 Attention: Stephen Chan

                                 Telecopier No.: (212) 888-7651
                                 Telephone No.:  (212) 756-6774

                                                                Exhibit 10.1

                                 LENDERS

                                 THE SUMITOMO TRUST & BANKING CO., LTD
                                  NEW YORK BRANCH

Revolving Credit Commitment
$25,000,000                      By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 The Sumitomo Trust & Banking Company., Ltd.
                                 New York Branch
                                 527 Madison Avenue
                                 New York, NY  10022

                                 Address for Notices:

                                 527 Madison Avenue
                                 New York, New York 10022

                                 Attention: Mr. Hiro Mizuno

                                 Telecopier No.: (212) 418-4848

                                 Telephone No.:  (212) 326-0751

                                                                Exibit 10.1

                                 LENDERS

                                 THE TOKAI BANK, LIMITED
                                 NEW YORK BRANCH

Revolving Credit Commitment
$25,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 55 East 52nd Street
                                 New York, New York 10055

                                 Attention: Haruyo Niki
                                 Fax: 212-832-1428
                                 Phone: 212-339-1123


                                 Address for Notices:

                                 55 East 52nd Street
                                 New York, New York 10055

                                 Attention: Eva Cordova
                                 Telecopier No.: 212-754-2171
                                 Telephone No.:  212-339-1145

                                                                Exhibit 10.1

                                 LENDERS

                                 WELLS FARGO BANK N.A.


Revolving Credit Commitment
$25,000,000
                                 By___________________________
                                  Title:

                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 420 Montgomery Street 9th Fl.
                                 San Francisco, CA 95163

                                 Address for Notices:

                                 420 Montgomery Street, 9th Floor
                                 San Francisco, CA  95163

                                 Attention:  Theresa Croce

                                 Telecopier No.: (415) 989-4319

                                 Telephone No.:  (415) 396-3629

                                                                Exhibit 10.1

                                 LENDERS

                                 SUNTRUST BANK, ATLANTA
Revolving Credit Commitment
$20,000,000
                                 By___________________________
                                  Title:


                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 SunTrust Bank, Atlanta
                                 25 Park Place, 21st Floor
                                 Atlanta, GA 30303

                                 Attention: Kara King
                                 Fax:   (404) 575-2730
                                 Phone: (404) 230-5413

                                 Address for Notices:

                                 SunTrust Bank, Atlanta
                                 25 Park Place, 21st Floor
                                 Atlanta, GA 30303

                                 Attention: Kara King
                                 Fax:   (404) 575-2730
                                 Phone: (404) 230-5413

                                                                Exhibit 10.1

                                 LENDERS

                                 ABN-AMRO BANK, N.V.
                                 New York Branch

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:


                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 500 Park Avenue
                                 New York, New York 10022

                                 Address for Notices:

                                 500 Park Avenue
                                 New York, New York 10022

                                 Attention: Scott Boras

                                 Telecopier No.: (212) 446-4203

                                 Telephone No.:  (212) 446-4274

                                                                Exhibit 10.1

                                 LENDERS

                                 DG BANK Deutsche Genossenschaftsbank

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:


                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 Cayman Islands

                                 Attention: Norah McCann
                                 Fax:   (212) 745-1556
                                 Phone: (212) 745-1584


                                 Address for Notices:

                                 609 Fifth Avenue
                                 NY, NY 10017
                                 Attention: Sabine Wendt

                                 Telecopier No.: (212) 745-1556
                                 Telephone No.:  (212) 745-1559

                                                                Exhibit 10.1

                                 LENDERS

                                 FIRST HAWAIIAN BANK


Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 999 Bishop Street, 11th Floor
                                 Honolulu, Hawaii 96813

                                 Address for Notices:

                                 999 Bishop Street, 11th Floor
                                 Honolulu, Hawaii 96813

                                 Attention: Scott Nahme

                                 Telecopier No.: (808) 525-6372

                                 Telephone No.:  (808) 525-8781

                                                                Exhibit 10.1

                                 LENDERS

                                 FIRST NATIONAL BANK OF MARYLAND

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 25 S.Charles St.
                                 Baltimore, Md. 21201
                                 Attention: Stewart T. Shettle

                                 Fax:   410-545-2047
                                 Phone: 410-244-4104

                                 Address for Notices:

                                 25 S.Charles St.
                                 Baltimore, Md. 21201
                                 Attention: Stewart T. Shettle

                                 Telecopier No.: 410-545-2047
                                 Telephone No.:  410-244-4104

                                                                Exhibit 10.1

                                 LENDERS

                                 FLEET NATIONAL BANK


Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 Fleet Bank
                                 MA0F0320
                                 One Federal Street
                                 Boston, MA 02110-2010

                                 Attention: Thomas J. Bullard
                                 Fax:   (617) 346-0689
                                 Phone: (617) 346-0146


                                 Address for Notices:
                                 Fleet Bank
                                 MA0F0320
                                 One Federal Street
                                 Boston, MA 02110-2010

                                 Attention: Thomas J. Bullard
                                 Telecopier No.: (617) 346-0689
                                 Telephone No:   (617) 346-0146

                                                                Exhibit 10.1

                                 LENDERS

                                 THE FUJI BANK, LIMITED
                                 NEW YORK BRANCH

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 The Fuji Bank, Limited
                                 New York Branch
                                 Two World Trade Center
                                 New York, New York  10048

                                 Address for Notices:

                                 Two World Trade Center
                                 New York, New York 10048

                                 Attention:  Mark Hanslin

                                 Telecopier No.: (212) 912-0516

                                 Telephone No.:  (212) 898-2073

                                                                Exhibit 10.1

                                 LENDERS

                                 HIBERNIA NATIONAL BANK


Revolving Credit Commitment
$15,000,000                             By_______________
                                  Title:

                                 Lending Office for all Loans:

                                 313 Carondelet Street
                                 New Orleans, LA  70130

                                 Address for Notices:

                                 313 Carondelet Street
                                 New Orleans, LA  70130

                                 Attention:  Ms. Stephanie Freeman
                                 Banking Officer

                                 Telecopier No.: (504) 533-5344

                                 Telephone No.:  (504) 533-3345

                                                                Exhibit 10.1

                                 LENDERS

                                 IBJ SCHRODER BANK & TRUST COMPANY


Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 One State Street
                                 New York, New York  10004

                                 Address for Notices:

                                 One State Street
                                 New York, New York 10004

                                 Attention: Mark H. Minter

                                 Telecopier No.:  (212) 858-2768

                                 Telephone No.:   (212) 858-2255

                                                                Exhibit 10.1

                                 LENDERS

                                 MERITA BANK LTD
                                 NEW YORK BRANCH

Revolving Credit Commitment
$15,000,000                      By___________________________
                                  Title:




                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 Merita Bank Ltd.
                                 New York Branch
                                 437 Madison Avenue
                                 New York, NY  10022


                                 Address for Notices:

                                 437 Madison Avenue
                                 New York, NY  10022

                                 Attention:  Frank Maffei

                                 Telecopier No.: (212) 318-9318

                                 Telephone No.:  (212) 318-9561

                                                                Exhibit 10.1

                                 LENDERS

                                 THE MITSUBISHI TRUST AND
                                 BANKING CORPORATION

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:

                                 520 Madison Avenue
                                 New York, New York 10022

                                 Address for Notices:

                                 520 Madison Avenue
                                 New York, New York 10022

                                 Attention:  Bea Kossodo

                                 Telecopier No.: (212) 644-6825

                                 Telephone No.:  (212) 891-8363

                                                                Exhibit 10.1

                                 LENDERS

                                 SANWA BANK LTD


Revolving Credit Commitment
$15,000,000

                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:
                                 The Sanwa Bank Ltd, New York Branch

                                 Attention: Paul Judicke
                                 Fax:   (212) 754-1304
                                 Phone: (212) 339-6366


                                 Address for Notices:

                                 The Sanwa Bank, Ltd., New York Branch
                                 55 East 52nd Street
                                 New York, NY 10055
                                 Attention: R. Hara

                                 Telecopier No.: (212) 754-2368
                                 Telephone No.:  (212) 339-6390

                                                                Exhibit 10.1

                                 LENDERS

                                 THE SUMITOMO BANK, LIMITED,
                                 NEW YORK BRANCH

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:


                                 Lending Office for all Loans:

                                 277 Park Avenue
                                 New York, New York  10172

                                 Address for Notices:

                                 277 Park Avenue
                                 New York, New York 10172

                                 Attention:  Mr. Michael B. Novellino

                                 Telecopier No.:  (212) 224-5188

                                 Telephone No.:   (212) 224-4142

                                                                Exhibit 10.1

                                 LENDERS

                                 THE TOYO TRUST & BANKING CO., LTD.

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:
                                 666 Fifth Avenue
                                 New York, NY 10103

                                 Attention: Paul St. Mauro, AVP
                                 Fax:   (212) 307-3498
                                 Phone: (212) 307-3411


                                 Address for Notices:
                                 666 Fifth Avenue
                                 New York, NY 10103

                                 Attention: Paul St. Mauro, AVP

                                 Telecopier No.: (212) 307-3498
                                 Telephone No.:  (212) 307-3411

                                                                Exhibit 10.1
                                 LENDERS

                                 WACHOVIA BANK, N.A.

Revolving Credit Commitment
$15,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:
                                 Wachovia Bank, N.A.

                                 Attention: Lisa M. Shawl
                                 Fax:   (404) 332-6898
                                 Phone: (404) 332-6580


                                 Address for Notices:
                                 191 Peachtree Street
                                 28th Floor
                                 Atlanta, GA 30303

                                 Attention: Demetria Chastang

                                 Telecopier No.: (404) 332-6898
                                 Telephone No.:  (404) 332-1114

                                                                Exhibit 10.1

                                 LENDERS

                                 THE YASUDA TRUST & BANKING COMPANY,
                                 LIMITED

Revolving Credit Commitment
$10,000,000
                                 By___________________________
                                  Title:

                                 Lending Office for all Loans:
                                 Suite 801
                                 666 Fifth Avenue
                                 New York, NY 10103

                                 Attention: J. Powers
                                 Fax:   (212) 373-5796
                                 Phone: (212) 373-5729


                                 Address for Notices:
                                 Suite 801
                                 666 Fifth Avenue
                                 New York, NY 10103

                                 Attention:          R. Ortiz

                                 Telecopier No.: (212) 373-5797
                                 Telephone No.:  (212) 373-5755

                                                                Exhibit 10.1

                                 SWINGLINE BANK

Swingline Commitment             THE CHASE MANHATTAN BANK
$50,000,000


                                 By____________________________
                                  Title:

                                 Lending Office for all Loans:

                                 One Chase Manhattan Plaza
                                 New York, New York 10081

                                 Address for Notices:

                                 1411 Broadway
                                 New York, New York 10018

                                 Attention:  Ms. Maria B. Florez

                                 Telecopier No.:  (212) 391-2465

                                 Telephone No.:   (212) 391-7642

                                                                Exhibit 10.1

                                 ADMINISTRATIVE AGENT

                                 THE CHASE MANHATTAN BANK ,
                                  as Administrative Agent


                                 By____________________________
                                  Title:

                                 Lending Office for all Loans:

                                 One Chase Manhattan Plaza
                                 New York, New York 10081

                                 Address for Notices:

                                 1411 Broadway
                                 New York, New York 10018

                                 Attention:  Ms. Maria B. Florez

                                 Telecopier No.:  (212) 391-2465

                                 Telephone No.:   (212) 391-7642

                                                                      SCHEDULE 1

                        MATERIAL AGREEMENTS AND LIENS
                        -----------------------------


Part A -- Material Agreements



                                                   Aggregate
                                                   Principal
                                                   Balance or         Amount of
                                                   Face Amount         Unused
Credit Institution         Type of Agreement       Outstanding       Commitment
------------------         -----------------       -----------       ----------

United States Trust        Amended and Restated    $190,000,000             0
Company of New York,       Indenture of Barnes &
as Trustee                 Noble, Inc., dated as
                           of 7/23/93, for 11-7/8%
                           Senior Subordinated
                           Notes

Part B - Liens
         -----


Corporation              Description                  Secured Party
-----------              -----------                  -------------

Barnes & Noble, Inc.     Security interest in one     Xerox Corporation
--------------------     Xerox 1090 together with     835 Hope Street
                         any and all additions,       P.O. Box 4901, MS 1-1
                         substitutions, accessories   Stamford, CT 06907
                         or other or different
                         equipment added to or
                         replacing part of the
                         specified equipment and
                         all proceeds.

                         Security interest in all     Hitachi Data Systems Corp.
                         right, title and interest    750 Central Expressway
                         in, to and under (1)         Santa Clara, CA 95056
                         Computer Equipment Purchase
                         Agreement C0149/L, dated
                         1/25/95, between debtor
                         and secured party; (2) all
                         payments due and to become
                         due under such Agreement;
                         and (3) all computer and
                         peripheral equipment
                         subject to such Agreement.

Barnes & Noble
  Booksellers, Inc.      Security interest in all     Key Bank of Vermont
  -----------------      contracts, permits, plans    149 Bank Street
                         and specifications and       Burlington, VT 05402
                         other instruments and
                         agreements relating to the
                         construction of a bookstore
                         located at 100 Dorset Street
                         South Burlington, Vermont.

                                                                     SCHEDULE II

                          SUBSIDIARIES AND INVESTMENTS
                          ----------------------------

Part A - Subsidiaries
         ------------


                                                            Registered Owner
                                   Jurisdiction of          (and Percentage of
    Subsidiary                      Organization               Ownership)                 Shares Outstanding
    ----------                      ------------            ------------------            ------------------
B. Dalton Bookseller, Inc.         Minnesota                Barnes & Noble, Inc.          360 shares of common
                                                            (100%)                        stock, par value $100.00
                                                                                          per share

Barnes & Noble Booksellers, Inc.   Delaware                 Barnes & Noble, Inc.          100 shares of common
                                                            (100%)                        stock, par value $1.00
                                                                                          per share

Marboro Books Corp.                New York                 Barnes & Noble, Inc.          10 shares of common
                                                            (100%)                        stock, no par value

Doubleday Book Shops, Inc.         Delaware                 B. Dalton                     1,000 shares of common
                                                            Bookseller, Inc.              stock, par value $1.00
                                                            (100%)                        per share

CCI Holdings, Inc.                 Texas                    Barnes & Noble, Inc.          3,000 shares of common
                                                            (100%)                        stock, par value $1.00

Barnes and Noble.com Inc.          Delaware                 Barnes & Noble, Inc.          100 shares of common
                                                            (100%)                        stock, par value $1.00

Calmark Limited (Unrestricted       United                  Barnes & Noble, Inc.          600,000 shares of
Subsidiary)                        Kingdom                  (80%)                         common stock, par
                                                                                          value (pounds)1.00


Part B - Investments
         -----------

1. Note payable to Barnes & Noble, Inc., dated March 13, 1996, issued by Calendar Club Inc. (n/k/a CCI Holdings, Inc.) in the principal amount of $3,000,000 due February 13, 2005, which note has been assumed by and is an obligation of Calendar Club L.L.C., a Delaware limited liability company (the "LLC").


2. Note payable to Barnes & Noble, Inc., dated March 13, 1996, issued by the LLC in the principal amount of $1,500,000, due February 13, 2005.

3.   CCI Holdings, Inc.'s 50% membership interest in the LLC.

4. Limited partnership interest in Parkway Plaza Associates, a New York limited partnership.

5.   20% interest in Chapters Inc. an Ontario corporation.

                             PROMISSORY NOTE

$70,000,000                                                  November 18, 1997
                                                            New York, New York

                  FOR VALUE RECEIVED, BARNES & NOBLE, INC., a Delaware corporation (the "Company"), hereby promises to pay to THE CHASE MANHATTAN BANK (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Amended and Restated Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at One Chase Manhattan Plaza, New York, New York 10081, the principal sum of SEVENTY MILLION DOLLARS ($70,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Company under the Amended and Restated Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Amended and Restated Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Amended and Restated Credit Agreement.

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Amended and Restated Credit Agreement in respect of the Revolving Credit Loans made by the Lender.

                  This Note is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement dated as of November 18, 1997 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement") between the Company, the Subsidiaries of the Company identified on the signature pages thereof under the caption "SUBSIDIARY GUARANTORS", the lenders named therein and The Chase Manhattan Bank, as Administrative Agent, and evidences Revolving Credit Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Amended and Restated Credit Agreement.

                  The Amended and Restated Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Revolving Credit Loans upon the terms and conditions specified therein.

                  Except as permitted by Sections 12.06(b) and 12.06(d) of the Amended and Restated Credit Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                  BARNES & NOBLE, INC.

                                  By____________________________
                                  Title:

                            SCHEDULE OF LOANS

                  This Note evidences Revolving Credit Loans made, Continued or Converted under the within-described Amended and Restated Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:




                                                                             Amount
                                                                             Paid,
  Date Made,       Principal                                 Duration of     Prepaid,       Unpaid
 Continued or       Amount       Type of       Interest       Interest     Continued     Princiapal     Notation
   Converted       of Loan         Loan          Rate          Period     or Converted     Amount        Made by
---------------- ------------- ------------- -------------- ------------- ------------- ------------- --------------






                                                              EXHIBIT A-2


                         [Form of Swingline Note]

                             PROMISSORY NOTE


$_______________                                        November __, 1997
                                                       New York, New York

                  FOR VALUE RECEIVED, BARNES & NOBLE, INC., a Delaware corporation (the "Company"), hereby promises to pay to __________________ (the "Swingline Bank"), for account of its respective Applicable Lending Offices provided for by the Amended and Restated Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at One Chase Manhattan Plaza, New York, New York 10001 the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swingline Loans made by the Swingline Bank to the Company under the Amended and Restated Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Amended and Restated Credit Agreement, and to pay interest on the unpaid principal amount of each such Swingline Loan, at such office, in like money and funds, for the period commencing on the date of such Swingline Loan until such Swingline Loan shall be paid in full, at the rates per annum and on the dates provided in the Amended and Restated Credit Agreement.

                  The date, amount, interest rate and maturity date of each Swingline Loan made by the Swingline Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Swingline Bank on its books and, prior to any transfer of this Note, endorsed by the Swingline Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Swingline Bank to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Amended and Restated Credit Agreement in respect of the Swingline Loans made by the Swingline Bank.

                  This Note is the Swingline Note referred to in the Amended and Restated Credit Agreement dated as of November __, 1997 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement") between the Company, the Subsidiaries of the Company identified on the signature pages thereof under the caption "SUBSIDIARY GUARANTORS", the lenders named therein and The Chase Manhattan Bank, as Administrative Agent, and evidences Swingline Loans made by the Swingline Bank thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Amended and Restated Credit Agreement.

                  The Amended and Restated Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Swingline Loans upon the terms and conditions specified therein.

                  Except as permitted by Sections 12.06(d) and 12.06(g) of the Amended and Restated Credit Agreement, this Note may not be assigned by the Swingline Bank to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                  BARNES & NOBLE, INC.


                                  By____________________________
                                  Title:

                            SCHEDULE OF LOANS

                  This Note evidences Swingline Loans made under the within-described Amended and Restated Credit Agreement to the Company, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments of principal set forth below:


                     Principal                                                         Unpaid
      Date            Amount         Interest         Maturity         Amount         Principal        Notation
      Made           of Loan            Rate            Date            Paid          Amount           Made by
     ------         ----------       --------         --------        -------         ---------       ---------






                                                                EXHIBIT C


               [Form of Opinion of Counsel to the Obligors]

                                                        November __, 1997

To the Lenders party to the
Amended and Restated Credit
Agreement referred to
below and The Chase Manhattan Bank,
as Administrative Agent


Ladies and Gentlemen:

                  We have acted as counsel to Barnes & Noble, Inc. (the "Company") and its subsidiaries in connection with the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November __, 1997, among the Company, the Subsidiaries of the Company identified on the signature pages thereof under the caption "SUBSIDIARY GUARANTORS", the lenders named therein and The Chase Manhattan Bank, as Administrative Agent, providing for extensions of credit to be made by said lenders to the Company in an aggregate amount not exceeding $850,000,000. Terms defined in the Credit Agreement are used herein as defined therein.

         In rendering the opinions expressed below, we have examined (a) the Basic Documents and (b) the originals or conformed copies of such corporate records, agreements and instruments of the obligors, certificates of public officials and of officers of the Obligors, and such other documents and records, and such matters of law, as we have deemed appropriate as a basis for the opinions hereinafter expressed. In our examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Basic Documents and certificates and statements of appropriate representatives of the obligors.

         In rendering the opinions expressed below, we have assumed that, other than with respect to the Obligors, all of the documents referred to in this opinion have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents, that all signatories to such documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

         Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the necessary corporate power to make and perform the Credit Agreement and the Notes and the other Basic Documents to which it is a party and to borrow under the Credit Agreement. Each Subsidiary
Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the respective state indicated opposite its name in Schedule II to the Credit Agreement. The Company is duly qualified to transact business in the State of New York and, to our knowledge, the Subsidiary Guarantors are duly qualified to transact business in all such jurisdictions where failure so to qualify would reasonably be expected to have a material adverse effect on the financial condition or operations of the Company and its Consolidated Subsidiaries taken as a whole. Each Subsidiary Guarantor has the necessary corporate power to make and perform the Credit Agreement and the other Basic Documents to which it is a party.

         2. The making and performance by each Obligor of the Credit Agreement and the other Basic Documents to which it is a party including, in the case of the Company, the Notes and the borrowings by the Company under the Credit Agreement have been duly authorized by all necessary corporate action, and do not and will not violate any provision of any applicable law or regulation or any provision of the charter or by-laws of any Obligor or result in the breach of, or constitute a default or require any consent under, or (except for the Liens created pursuant to the Security Documents) result in the creation of any Lien upon any material Property of the Company or any Subsidiary Guarantor pursuant to, any indenture or other material agreement or instrument known to us to which the Company or any Subsidiary Guarantor is a party or by which the Company or any Subsidiary Guarantor or its Properties may be bound.

         3. The Credit Agreement, the Security Agreement, and the Security Agreement Amendment constitute, and the Notes when executed and delivered for value will constitute, legal, valid and binding obligations of the respective Obligor enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that no opinion is expressed as to Section 4.07(c) or Section 11 (other than Section 11.09) of the Credit Agreement.

         We express no opinion as to the effect, or applicability, upon the obligations of any Subsidiary Guarantor under the Credit Agreement, the Security Agreement, and the Security Agreement Amendment of any Federal or state law relating to fraudulent conveyances or transfers. In addition, we express no opinion as to (i) whether a Federal or state court outside of the State of New York would give effect to the choice of New York law provided for in the Credit Agreement and the Notes and in the other Basic Documents, (ii) the second sentence of Section 12.10 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Agreement or the Notes or (iii) the waiver of inconvenient forum set forth in Section 12.10 of the Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York. We also wish to point out that the obligations of the Obligors under the Security Agreement and the Security Agreement Amendment may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement and the Security Agreement Amendment, provided that such limitations do not, in our opinion, make the remedies and procedures which will be afforded to the Administrative Agent and the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and the Lenders by the Security Agreement and the Security Agreement Amendment. Finally, we wish to point out that provisions of the Basic Documents which permit the Administrative Agent or any Lender to take action or make determinations, or to benefit from indemnities and similar undertakings of the Obligors, may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by the Administrative Agent or any Lender which may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

         4. There are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or (to our knowledge) threatened against the Company or any Subsidiary Guarantor that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5. No authorizations, consents, approvals, licenses, filings or registrations with any governmental or regulatory authority or agency are required in connection with the execution, delivery or performance by any Obligor of the Basic Documents to which it is a party, except the filings and recordings of Liens to be created pursuant to the Security Documents.

         6. The Security Agreement (as amended by the Security Agreement Amendment) is effective to create, in favor of the Administrative Agent for the benefit of the Lenders thereunder, a valid security interest (to the extent that Article 9 of the Uniform Commercial Code is applicable thereto) in the right, title and interest of the Obligors in the Collateral (as defined in the Security Agreement), as collateral security for the payment of the Secured Obligations (as so defined), except that the security interest in Collateral in which any obligor acquires rights after the commencement of a case against it under the Bankruptcy Code will be limited by Section 552 of the Bankruptcy Code. By virtue of the filings described in Annex 1 attached hereto, all such security interests which can be perfected by a Uniform Commercial Code filing in the United States of America will have been, upon such filings being completed, so perfected. We express no opinion as to the right, title or interest of any obligor in any of the Collateral.

         7. The issued and outstanding shares of capital stock of each Issuer under and as defined in the Security Agreement (as amended by the Security Agreement Amendment) is correctly described in Annex 1 thereto, and represented by the certificates therein identified. The security interest in the Pledged Stock under and as defined in the Security Agreement (as amended by the Security Agreement Amendment) represented by each such certificate constitutes a valid, perfected security interest so long as the Administrative Agent holds such certificates.

         In rendering the foregoing opinions, we have assumed, without independent investigation, that (i) the Company has not issued the Notes and no Subsidiary Guarantor has guaranteed the Secured Obligations with actual intent to hinder, delay or defraud their respective present or future creditors, (ii) upon issuance of the Notes by the Company and the guarantee by the Subsidiary Guarantors, neither the Company nor any Subsidiary Guarantors was insolvent or engaged, or about to engage, in a business or transaction for which the property remaining with the Company or any Subsidiary Guarantors, as the case may be, was unreasonably small capital, or intended to incur, or believed that it was incurring, debts beyond its ability to pay as they become due, and (iii) each of the Company and each Subsidiary Guarantor will satisfy in full any final judgment against it in any action for money damages that either results from an action pending against it on the date the Notes and the guarantee were issued or docketed against it on such date.

         The foregoing opinions are limited to matters involving the Federal laws of the United States, the laws of the State of New York and, to the extent necessary, the General Corporation Law of the State of Delaware, and we do not express any opinion as to the laws of any other jurisdiction.

         This opinion letter is provided to you by us pursuant to Section 7.01(c) of the Credit Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Basic Documents without our prior written consent in each instance.

                                        Very truly yours,

                                 ANNEX 1

                       Jurisdictions of filings of
                       U.C.C. Financing Statements



Obligor                                          Jurisdiction of Filings
-------                                          -----------------------

1.       Barnes & Noble, Inc.                    1.   (a)  Secretary of State of the State of New York
                                                      (b)  Nassau County Clerk
                                                      (c)  New York County Clerk

2.       B. Dalton Bookseller, Inc.              2.   (a)  Secretary of State of the State of New York
                                                      (b)  Nassau County Clerk
                                                      (c)  New York County Clerk
                                                      (d)  Secretary of State of the State of New Jersey
                                                      (e)  Middlesex County Clerk

3.       Barnes & Noble Booksellers, Inc.        3.   (a)  Secretary of State of the State of New York
                                                      (b)  Nassau County Clerk
                                                      (c)  New York County Clerk

4.       Marboro Books Corp.                     4.   (a)  Secretary of State of the State of New York
                                                      (b)  Nassau County Clerk
                                                      (c)  New York County Clerk
                                                      (d)  Secretary of State of the State of New Jersey
                                                      (e)  Bergen County Clerk

5.       Doubleday Book Shops, Inc.              5.   (a)  Secretary of State of the State of New York
                                                      (b)  Nassau County Clerk
                                                      (c)  New York County Clerk

6.       CCI Holdings, Inc.                      6.   (a)  Secretary of State of the State of New York
                                                      (b)  Nassau County Clerk
                                                      (c)  New York County Clerk
                                                      (d)  Secretary of State of the State of Texas
                                                      (e)  Travis County Clerk

7.       Barnes and Noble Online, Inc.           7.   (a)  Secretary of State of the State of New York
                                                      (b)  Nassau County Clerk
                                                      (c)  New York County Clerk
                                                      (d)  Secretary of State of the State of New Jersey
                                                      (e)  Bergen County Clerk


                                                                EXHIBIT D


               [Form of Opinion of Special New York Counsel
                         to Chase, CIBC and ING]


                                                        November __, 1997


To:      The Lenders party to the
         Credit Agreement referred to
         below and The Chase Manhattan Bank
         as Administrative Agent

                         Re: Barnes & Noble, Inc.

Ladies and Gentlemen:

         We have acted as special New York counsel to The Chase Manhattan Bank, CIBC Inc. and ING (U.S.) Capital Corporation in connection with the Amended and Restated Credit Agreement dated as of November __, 1997 (the "Amended and Restated Credit Agreement") between Barnes & Noble, Inc. (the "Company"), the Subsidiaries of the Company identified on the signature pages thereof under the caption "SUBSIDIARY GUARANTORS" (the "Subsidiary Guarantors"), the Lenders identified in the Amended and Restated Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent. All capitalized terms defined in the Amended and Restated Credit Agreement are used with the same meanings, unless otherwise defined, in this opinion letter.

         In rendering the opinions expressed below, we have examined (a) the Amended and Restated Credit Agreement, the Note, the Security Agreement and the Security Agreement Amendment (collectively, the "Loan Documents") and (b) such corporate records of the Obligors and such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Loan Documents and certificates of appropriate representatives of the Obligors.

         In rendering the opinions expressed below, we have assumed that all of the documents referred to in this opinion have been duly authorized by, have been or (in the case of the Notes) will be duly executed and delivered by, and (except, to the extent set forth below, as to the Obligors) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents, that all signatories to such documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

         Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

         1. The Amended and Restated Credit Agreement constitutes, and the Notes when duly executed and delivered for value will constitute, the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of such Loan Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

         2. The Amended and Restated Credit Agreement constitutes the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Amended and Restated Credit Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

         3. The Security Agreement and the Security Agreement Amendment constitute the legal, valid and binding obligation of each Obligor, enforceable against it in accordance with its terms, except (a) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally,
(b) as the enforceability of the Security Agreement and the Security Agreement Amendment is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (1) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and
(2) concepts of materiality, reasonableness, good faith and fair dealing and (c) that the enforceability of the obligations of the Obligors under the Security Agreement and the Security Agreement Amendment may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement (as amended by the Security Agreement Amendment), provided that (subject to clauses (a) and (b) above) such limitations do not, in our opinion, make the remedies and procedures afforded to the Administrative Agent and the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and the Lenders by the Security Agreement and the Security Agreement Amendment.

         The foregoing opinions are also subject to the following comments and qualifications:

         (a) The enforceability of Section 12.03 of the Amended and Restated Credit Agreement may be limited by laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws.

         (b) The enforceability of provisions in the Loan Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

         (c) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limits the interest, fees or other charges it may impose,
(ii) Section 4.07(c) of the Amended and Restated Credit Agreement or the last sentence of Section 2.02(b), (iii) the second sentence of Section
12.10 of the Amended and Restated Credit Agreement insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Loan Documents and (iv) the waiver of inconvenient forum set forth in Section 12.10 of the Amended and Restated Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York.

         (d) We express no opinion as to the applicability to the obligations of the Subsidiary Guarantors (or the enforceability of such obligations) of Section 548 of the Bankruptcy Code or Article 10 of the New York Debtor and Creditor Law, or any other provision of law, relating to fraudulent conveyances, transfers or obligations. Nevertheless, we have assumed, without independent verification, that you have made or caused to be made such valuations and projections as you have deemed necessary to demonstrate and satisfy yourselves that, after giving effect to the respective guarantee, each Subsidiary Guarantor will not (i) be insolvent, (ii) have liabilities (including contingent, unmatured and subordinated liabilities) that are beyond its ability to pay as such liabilities mature or (iii) have an unreasonably small capital with which to conduct its business.

         The foregoing opinions are limited to matters involving the federal laws of the United States of America and the laws of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

         This opinion letter is provided to you by us pursuant to Section 7.01(d) of the Amended and Restated Credit Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Loan Documents without our prior written consent in each instance.

                                              Very truly yours,






DKD/ILA

                                                                EXHIBIT E


                     [Form of Compliance Certificate]

                             QUARTERLY REPORT


         Re: Amended and Restated Credit Agreement dated as of November __, 1997 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement") between Barnes & Noble, Inc., the Subsidiary Guarantors party thereto, certain lenders and The Chase Manhattan Bank , as Administrative Agent for said lenders


                  This Certificate is delivered pursuant to paragraph
(b)(ii) of Section 9.01 of the above-referenced Amended and Restated Credit Agreement and has been prepared in accordance with the terms and provisions of said Amended and Restated Credit Agreement. Terms used herein and defined in the Amended and Restated Credit Agreement shall have their respective defined meanings when used herein. Section references used in Annex A hereto refer to sections of the Amended and Restated Credit Agreement. Entries on Annex A hereto shall relate to the fiscal periods referred to in the Amended and Restated Credit Agreement for determination thereof and represent descriptive references only to the corresponding components set forth in the relevant sections of the Amended and Restated Credit Agreement (and the definitions therein ancillary thereto). This Certificate relates to the fiscal period of the Company ending __________________.

                  The Company hereby certifies that the information contained on Annex A hereto is true and correct in all material respects and that no Default has occurred and is continuing.

                                                     BARNES & NOBLE, INC.



                                                 By_________________________
                                                 Title:

Date:  _________________

                                                                  Annex A
                                                             to QUARTERLY
                                                                   REPORT



                             QUARTERLY REPORT


                                        For the period ending ____________

Section 9.07(h).  Purchase Money Debt.

         (a)      Outstanding amount of purchase
                  money debt at period-end date:              __________

         (b)      maximum permitted amount:                   $40,000,000


Section 9.07(i)  Unsecured Debt.

         (a)      Outstanding amount of additional
                  unsecured debt at period-end date:          __________

         (b)      maximum permitted amount:                   $100,000,000


Section 9.08(j)  Additional Equity Investments.

         (a)      Equity Investments in
                  Unrestricted Subsidiaries
                  made fiscal year-to-date:                   __________

         (b)      maximum permitted amount:                   __________


Section 9.10(a).  Fixed Charge Ratio.

         (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to period-end date:

                        Earnings before Income Taxes           __________
                              Consolidated Company
                              Adjustments, primarily
                                investments                    __________
                        Gross Interest Expense                 __________

                  Net Interest Expense                         __________


                  Interest Income                              __________

                  Deferred Fees                                __________

                        Other non cash charges                 __________

                        Proceeds from Exercise
                          of Employee Stock Options            __________

                        Depreciation and Amortization          __________

                        Deferred Fee Amortization              __________


                  EBITDA                                       __________


         (b)      Debt Service for such period:

                        Interest Expense                       __________

                        Capital Expenditures                   __________

                        Investments                            __________


                  Debt Service                                  __________


         (c)      aggregate amount (without duplication)
                  of Investments in Affiliates for such
                  period that either (x) consist of equity
                  interests or (y) constitute acquisitions
                  of the capital stock or assets of
                  other companies:                              __________

         (d)      Equity Financed Investments and
                  Capital Expenditures (up to $25,000,000)      __________

         (e)      sum of (b) plus (c) minus (d):                __________

         (f)      Fixed Charge Ratio equals (a)
                  divided by (d):                               __________
         (g)      minimum permitted ratio:                      __________

Section 9.10(b).  Interest Coverage Ratio.

         (a)      EBITDAR for the period of four

                  consecutive fiscal quarters ending
                  on or most recently ended prior to
                  period-end date:

                      EBITDA                                    ___________

                      Rents                                     ___________


                      EBITDAR                                   ___________


         (b)      Interest Expense for
                  such period:                                   ___________

         (c)      Rental Payments for such period
                  (to the extent not included in
                  Interest Expense) for such period              ____________

         (d)      sum of (b) plus (c):                           ____________

         (e)      Interest Coverage Ratio
                  equals (a) divided by (d):                     ____________

         (f)      minimum permitted ratio:                       ____________


Section 9.10(c).  Leverage.

         (a)      Funded Debt:

                      Subordinated Debentures                     ___________

                      Senior Facilities                           ___________

                      LOC's                                       ___________

                      Other                                       ___________

                  Funded Debt                                     ___________

         (b)      EBITDA for the period of four
                  consecutive fiscal quarters
                  ending on or most recently
                  ended prior to period-end date:                 __________

         (c)      Leverage Ratio equals
                  (a) divided by (b):                             __________

         (d)      maximum permitted ratio:                        __________



Section 9.11(a).  Capital Expenditures.

         (a)      Capital Expenditures made to
                  date in this Fiscal Year:                       __________

         (b)      maximum permitted amount:                       __________


Section 9.11(b).  Specified Capital Expenditures.

         (a)      Expenditures with respect
                  to Projects not yet flipped:                      __________

         (b)      maximum permitted amount:                        $50,000,000